UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Dryden Short-Term Bond Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1 – Reports to Stockholders

Dryden Short-Term Bond Fund, Inc.

Dryden Short-Term Corporate Bond Fund

DECEMBER 31, 2006	ANNUAL REPORT

FUND TYPE

Debt

OBJECTIVE

High current income consistent with the preservation of principal

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

February 16, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden Short-Term Corporate Bond Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund is to seek high current income consistent with the preservation of principal. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares).

Cumulative Total Returns as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	4.03%	19.71%	60.62%	—
Class B	3.26	15.32	50.47	—
Class C	3.51	16.75	52.36	—
Class R	3.78	N/A	N/A	7.49% (5/17/04)
Class Z	4.29	21.33	64.76	—
Lehman Brothers 1–5 Year U.S. Credit Index[2]	4.69	24.74	75.58	**
Lipper Short/Int. Inv.-Grade Debt Funds Avg.[3]	3.72	20.19	63.46	***

Average Annual Total Returns[4] as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	0.65%	2.98%	4.51%	—
Class B	0.28	2.89	4.17	—
Class C	2.52	3.15	4.30	—
Class R	3.78	N/A	N/A	2.79% (5/17/04)
Class Z	4.29	3.94	5.12	—
Lehman Brothers 1–5 Year U.S. Credit Index[2]	4.69	4.52	5.79	**
Lipper Short/Int. Inv.-Grade Debt Funds Avg.[3]	3.72	3.73	5.02	***

Distributions and Yields as of 12/31/06
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.49	4.29%
Class B	$0.41	3.68
Class C	$0.43	3.93
Class R	$0.46	4.17
Class Z	$0.52	4.67

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 3.25%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 3% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Lehman Brothers 1–5 Year U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives a broad look at how short- and intermediate-term bonds have performed. Lehman Brothers 1–5 Year U.S. Credit Index Closest Month-End to Inception cumulative total returns are 8.78% for Class R. Lehman Brothers 1–5 Year U.S. Credit Index Closest Month-End to Inception average annual returns are 3.31% for Class R.

3The Lipper Short/Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Short/Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. Lipper Average Closest Month-End to Inception cumulative total returns are 7.79% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 2.94% for Class R.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately five years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Lehman Brothers 1–5 Year U.S. Credit Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of total investments as of 12/31/06
Merrill Lynch & Co., Inc., 4.25%, 02/08/10	1.5%
DaimlerChrysler North America Holding, Inc., 4.05%, 06/04/08	1.2
General Motors Acceptance Corp., 6.125%, 02/01/07	1.2
Salomon Brothers Mortgage Securities, Inc., 6.168%, 02/13/10	1.2
Banc of America Commercial Mortgage Inc., 4.128%, 07/10/42	1.0

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/06
U.S. Government & Agency	1.3%
Aaa	9.8
Aa	11.9
A	24.1
Baa	49.4
Ba	2.6
Total Investments	99.1
Other assets in excess of liabilities	0.9
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

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Investment Subadviser’s Report

Prudential Investment Management, Inc.

Respectable performance for short-term U.S. corporate bonds in 2006

All things considered, 2006 proved to be a favorable year for investing in the bonds of corporations in the United States. While the economy lost steam, it remained healthy enough to support strong corporate earnings growth that benefited investment-grade corporate bonds. And as money from around the world flowed into the U.S. market in search of debt securities with attractive yields, short-term investment-grade corporate bonds performed better than comparable U.S. Treasury securities because they yield more.

The Fund maintained a large, broadly diversified portfolio of short-term corporate bonds along with smaller positions in commercial mortgage-backed securities, asset-backed securities, and emerging market bonds, which are debt securities of issuers from economically developing nations. For the year, the Fund lagged the return of the Lehman Brothers 1-5 Year U.S. Credit Index (the Index), though it should be noted the Index does not include the effect of mutual fund operating expenses.

Market conditions got better after Fed halted short-term rate hikes

The investment environment for short-term bonds improved in 2006. In the first half of the year, the Federal Reserve (the Fed) continued its latest effort to slow economic growth and pull down inflationary pressures that it began in June 2004. It increased the target for the federal funds rate on overnight loans between banks in increments of a quarter percentage point in January, March, May, and June 2006, raising the rate from 4.25% to 5.25%.

The rate increases along with concern that persistent inflation might lead the Fed to continue tightening monetary policy put upward pressure on bond yields, causing bond prices to fall as bond prices move inversely to yields. But in the second half of the year, the Fed left short-term rates unchanged as economic growth, which had begun to slow in the spring of 2006, continued to moderate in the second half of the year. There was even speculation that the Fed would have to cut short-term rates in 2007 to reinvigorate the economy. From time to time, this expectation of lower rates put downward pressure on yields, which boost bond prices.

Airline and cable company bonds worked well

We aim to broadly diversify the Fund’s holdings so that no individual bond can have a large impact on its performance. From the perspective of credit quality, we favored short-term corporate debt securities in the BBB rating category and crossover corporate bonds, which carry an investment-grade rating from one rating agency and a speculative-grade rating from another rating agency. In our opinion, the credit quality of many of these debt securities is improving.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	5

Investment Subadviser’s Report (continued)

Some sectors of the market performed particularly well. In the transportation sector, airline bonds gained in value because carriers benefited from a drop in fuel costs and increased passenger traffic that enabled them to boost ticket prices. The Fund held Continental Airlines Enhanced Equipment Trust Certificates, which give investors a claim on an airplane if the carrier declares bankruptcy. In communications, Comcast Cable and Cox Communications are among cable companies that are attracting new subscribers by offering Internet telephone service. The Fund held bonds of both firms.

Merger boom pressured certain sectors of corporate bond market

One of the most important bond market developments was a large increase in mergers and acquisitions (M&As), leveraged buyouts (LBOs), and other deals that are generally not in the best interest of bondholders. Many private equity and LBO funds were eagerly looking for opportunities to put large amounts of money to work in gaming, retailing, and other sectors of the corporate bond market. The gaming sector came under pressure when Harrah’s Entertainment Inc. unexpectedly became the target of an LBO that will require it to take on new debt to help pay for the transaction. However, this development had little impact on the price of Harrah’s Operating Co. bonds held by the Fund because these short-term bonds are scheduled to mature at 100% of their face value in 2007. The Fund also held real estate investment trusts (REITS) such as Simon Property Group, which performed well as REITS often have covenants that provide compensation to bondholders if a REIT becomes the target of a takeover.

Automotive bonds performed well despite industry challenges

The Fund’s exposure to high yield corporate bonds, commonly called “junk” bonds, included debt securities of the troubled U.S. automotive industry. These bonds performed well even though General Motors Corp. and Ford Motor Co. continued to lose market share in the United States. The Fund held bonds of General Motors Acceptance Corp. (GMAC) that performed well as GM sold a controlling interest in GMAC to a group of investors that is expected to help GMAC get lower-cost funding. It also held bonds of Ford Motor Credit Co. that performed well as parent Ford made progress toward restructuring its businesses.

Focus on high-quality commercial mortgage-backed bonds

Commercial mortgage-backed securities provided another means of diversifying the Fund away from corporate bonds because they are backed by pools of mortgages on apartment buildings, shopping centers, or other properties. Underwriting standards in the booming commercial mortgage-backed securities market have loosened. Therefore, we favored so-called “super senior” bonds with strong structural protection

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whereby the bulk of the underlying mortgage collateral would have to default before the bonds are affected.

Higher-quality emerging market bonds benefited Fund

Concern that the Fed and other key central banks might increase short-term rates too much and choke off global economic growth sparked a sell-off in emerging market bonds in the spring of 2006. However, the global economic expansion remained on track, sovereign (government) bond ratings of some emerging-market nations were upgraded by major credit rating agencies, and money flowed into emerging market bonds from investors seeking attractive yields. This helped emerging market bond prices rally in the second half of the year to end 2006 firmly in positive territory. Our investment strategy was rather conservative as we favored higher-quality emerging market bonds denominated in U.S. dollars. Among the Fund’s holdings were bonds of Petroleos Mexicanos (PEMEX ), the Mexican state-owned petroleum company; TNK-BP Finance, the Russian oil and gas exploration company; and ICICI Bank, India’s second-largest bank.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2006, at the beginning of the period, and held through the six-month period ended December 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Short-Term Bond Fund, Inc./ Dryden Short-Term Corporate Bond Fund		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,037.00	0.96%	$4.93
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

Class B	Actual	$1,000.00	$1,033.00	1.71%	$8.76
	Hypothetical	$1,000.00	$1,016.59	1.71%	$8.69

Class C	Actual	$1,000.00	$1,034.30	1.46%	$7.49
	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43

Class R	Actual	$1,000.00	$1,035.80	1.21%	$6.21
	Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16

Class Z	Actual	$1,000.00	$1,039.40	0.71%	$3.65
	Hypothetical	$1,000.00	$1,021.63	0.71%	$3.62

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2006 (to reflect the six-month period).

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	9

Portfolio of Investments

as of December 31, 2006

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 84.4%

ASSET BACKED SECURITIES 0.4%
American Express Credit Account Master Trust, Ser. 2004-4, Class C, 144A(b)	Baa2	5.820%	3/15/12	$430	$432,351
American Express Credit Account Master Trust, Ser. 2004-C, Class C, 144A(b)	Baa2	5.850	2/15/12	306	306,298
First Franklin NIM Trust, Series 2006-FF4N, Class N1, 144A	A(c)	5.500	3/25/36	219	218,954

Total asset backed securities (cost $954,659)					957,603

COMMERCIAL MORTGAGE BACKED SECURITIES 8.8%
Banc of America Commercial Mortgage Inc., Ser. 2004-4, Class A3	AAA(c)	4.128	7/10/42	2,800	2,722,133
Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2004-T14, Class A2	Aaa	4.170	1/12/41	850	831,263
Deutsche Mortgage and Asset Receiving Corp., Ser. 1998-C1, Class B	Aaa	6.664	6/15/31	570	575,829
DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B	AAA(c)	7.620	6/10/33	900	956,919
GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2	AAA(c)	4.853	7/10/45	1,575	1,556,408
GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class A3	AAA(c)	4.207	12/10/41	1,000	972,527
Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A2	Aaa	3.285	7/05/35	2,500	2,391,155
GS Mortgage Secs. Corp. II, Ser. 1998-C1, Class B	AAA(c)	6.970	10/18/30	1,650	1,687,079
JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2003-CB7, Class A2	Aaa	4.128	1/12/38	1,550	1,505,435
JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP3, Class A2	Aaa	4.851	8/15/42	1,800	1,776,764

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	11

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LB-UBS Commercial Mortgage Trust, Ser. 2005-C5, Class A2	AAA(c)	4.885%	9/15/30	$1,800	$1,782,650
Merrill Lynch Mortgage Trust, Ser. 2005-CIP1, Class A2	Aaa	4.960	7/12/38	1,800	1,784,234
Morgan Stanley Capital I, Ser. 2005-HQ5, Class A2	AAA(c)	4.809	1/14/42	1,900	1,878,173
Salomon Brothers Mortgage Securities, Inc., Ser. 2001-C2, Class A2	Aaa	6.168	2/13/10	3,065	3,089,604

Total commercial mortgage backed securities (cost $24,433,480)					23,510,173
CORPORATE BONDS 74.0%

Aerospace/Defense 1.4%
BAE Systems Holdings, Inc., Notes, 144A	Baa2	4.750	8/15/10	1,240	1,206,661
Goodrich Corp.	Baa3	7.500	4/15/08	385	392,763
Northrop Grumman Corp., Gtd. Notes	Baa2	7.125	2/15/11	340	362,664
Raytheon Co.	Baa2	6.000	12/15/10	482	492,672
Raytheon Co.	Baa2	6.150	11/01/08	463	468,926
Raytheon Co., Senior Notes	Baa2	6.550	3/15/10	800	828,877

					3,752,563

Airlines 0.3%
American Airline, Inc.	Baa2	7.858	10/01/11	205	223,963
Continental Airlines Inc.	Ba1	7.373	12/15/15	253	256,390
Continental Airlines, Inc.	Baa3	7.487	10/02/10	360	380,520

					860,873

Automotive 2.4%
DaimlerChrysler North America Holding Corp. M.T.N.	Baa1	5.750	9/08/11	1,155	1,152,087
DaimlerChrysler North America Holding, Inc.	Baa1	4.050	6/04/08	3,315	3,244,181
DaimlerChrysler North America Holding, Inc.	Baa1	4.875	6/15/10	260	253,449
Equus Cayman Finance Ltd., Notes (Cayman Islands), 144A	Baa3	5.500	9/12/08	500	498,575
Johnson Controls, Inc.	Baa1	5.250	1/15/11	1,195	1,185,580

					6,333,872

See Notes to Financial Statements.

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	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Banking 4.1%
Bank of America Corp.	Aa2	5.375%	8/15/11	$1,340	$1,349,263
Citigroup, Inc., Senior Notes	Aa1	4.125	2/22/10	1,185	1,149,507
Credit Suisse First Boston	Aa3	4.875	8/15/10	1,615	1,597,430
HSBC Bank USA, Sr. Notes	Aa2	3.875	9/15/09	1,775	1,721,013
ICICI Bank, Ltd., Notes (Singapore), 144A	Baa2	5.750	11/16/10	440	439,303
JP Morgan Chase & Co.	Aa3	5.600	6/01/11	1,525	1,544,233
JP Morgan Chase & Co., Sub. Notes	A1	6.750	2/01/11	500	525,655
MBNA America Bank	Aa1	4.625	8/03/09	445	438,917
PNC Funding Corp.	A3	6.125	2/15/09	400	406,692
Wells Fargo & Co., Senior Notes	Aa1	4.200	1/15/10	1,815	1,768,168

					10,940,181

Brokerage 5.2%
Bear Stearns Cos., Inc.	A1	5.500	8/15/11	645	651,355
Goldman Sachs Group, Inc.	Aa3	4.125	1/15/08	160	158,172
Goldman Sachs Group, Inc.	Aa3	5.000	1/15/11	2,370	2,350,099
Goldman Sachs Group, Inc.	Aa3	6.600	1/15/12	375	396,434
Lehman Brothers Holdings, Inc.	A1	3.950	11/10/09	1,955	1,889,732
Lehman Brothers Holdings, Inc.	A1	4.250	1/27/10	435	423,439
Merrill Lynch & Co., Inc., Notes	Aa3	4.250	2/08/10	4,055	3,940,281
Morgan Stanley Dean Witter	Aa3	3.875	1/15/09	1,080	1,053,165
Morgan Stanley Dean Witter	Aa3	4.000	1/15/10	1,160	1,122,424
Morgan Stanley Dean Witter	Aa3	5.625	1/09/12	2,000	2,032,960

					14,018,061

Building Materials & Construction 1.8%
American Standard, Inc.	Baa3	8.250	6/01/09	280	295,655
American Standard, Inc., Gtd. Notes	Baa3	7.625	2/15/10	160	167,688
CRH America Inc.	Baa1	5.625	9/30/11	570	572,393
DR Horton, Inc.	Baa3	5.000	1/15/09	1,000	990,587
Hanson PLC, Sr. Unsub. (United Kingdom)	Baa1	7.875	9/27/10	620	667,107
Lafarge SA (France)	Baa2	6.150	7/15/11	700	716,486
RPM International, Inc., Senior Notes	Baa3	4.450	10/15/09	830	801,483
Ryland Group, Inc., Senior Notes	Baa3	5.375	6/01/08	500	496,651

					4,708,050

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	13

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Cable 2.1%
Comcast Cable Communications, Inc.	Baa2	6.200%	11/15/08	$800	$812,666
Comcast Cable Communications, Inc., Senior Notes	Baa2	6.750	1/30/11	700	733,452
Comcast Corp.	Baa2	5.450	11/15/10	1,145	1,149,102
Cox Communications, Inc.	Baa3	3.875	10/01/08	585	569,154
Cox Communications, Inc.	Baa3	4.625	1/15/10	725	709,650
Cox Communications, Inc.	Baa3	6.750	3/15/11	390	407,712
Cox Communications, Inc.	Baa3	7.875	8/15/09	290	306,896
Cox Enterprises, 144A(e) (cost $805,662; purchased 01/25/06)	Baa3	4.375	5/01/08	825	810,713

					5,499,345

Capital Goods 3.8%
Caterpillar Financial Services Corp.	A2	4.300	6/01/10	1,075	1,044,358
ERAC USA Finance Co., 144A	Baa1	5.620	8/28/09	610	611,047
ERAC USA Finance Co., 144A	Baa1	7.350	6/15/08	830	850,776
ERAC USA Finance Co., 144A	Baa1	8.000	1/15/11	180	196,293
ERAC USA Finance Co., Gtd. Notes, 144A	Baa1	5.300	11/15/08	185	183,962
FedEx Corp.	Baa2	3.500	4/01/09	1,000	960,442
Honeywell International, Inc.	A2	7.500	3/01/10	220	234,585
John Deere Capital Corp., M.T.N.	A3	4.125	1/15/10	1,200	1,162,202
Steelcase, Inc.	Ba1	6.500	8/15/11	1,000	1,015,781
Textron Financial Corp.	A3	4.600	5/03/10	895	877,069
Tyco International Group SA (Luxembourg)	Baa3	6.125	1/15/09	185	187,737
Tyco International Group SA (Luxembourg), Gtd. Notes	Baa3	6.750	2/15/11	830	875,154
United Technologies Corp., Senior Notes	A2	4.375	5/01/10	1,550	1,514,106
Waste Management, Inc., Senior Notes	Baa3	6.500	11/15/08	540	550,148

					10,263,660

Chemicals 1.5%
ICI Wilmington, Inc., Gtd. Notes	Baa3	4.375	12/01/08	1,300	1,275,545
Lubrizol Corp., Notes	Baa3	5.875	12/01/08	1,000	1,005,865

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Lubrizol Corp., Senior Notes	Baa3	4.625%	10/01/09	$900	$882,848
Union Carbide Corp.	Ba2	6.700	4/01/09	800	806,250

					3,970,508

Consumer 0.7%
Fortune Brands Inc.	Baa2	5.125	1/15/11	555	544,616
Realogy Corp., 144A	Baa2	6.150	10/15/11	275	281,011
Western Union Co., 144A	A3	5.400	11/17/11	690	680,393
Whirlpool Corp.	Baa2	6.125	6/15/11	415	422,477

					1,928,497

Electrical Utilities 5.7%
Alabama Power Co., Series HH	A2	5.100	2/01/11	835	828,800
Appalachian Power Co.	Baa2	3.600	5/15/08	750	732,245
Appalachian Power Co., Senior Notes	Baa2	4.400	6/01/10	1,000	966,092
Arizona Public Service Co.	Baa2	6.375	10/15/11	565	579,887
Consolidated Edison Co. of New York, Inc., Senior Notes	A1	4.700	6/15/09	660	652,333
Consumers Energy Co.	Baa2	4.250	4/15/08	1,000	984,778
Consumers Energy Co.	Baa2	4.400	8/15/09	710	691,693
Dominion Resources, Inc.	Baa2	4.750	12/15/10	1,170	1,143,104
Dominion Resources, Inc.	Baa2	5.687	5/15/08	510	510,738
East Coast Power LLC, Senior Notes	Baa3	6.737	3/31/08	115	116,224
Empresa Nacional de Electricidad S.A., Bonds, Ser. B (Chile)	Baa3	8.500	4/01/09	460	488,396
FirstEnergy Corp., Notes, Ser. B	Baa3	6.450	11/15/11	550	573,546
FPL Group Capital, Inc.	A2	5.551	2/16/08	1,050	1,051,355
FPL Group Capital, Inc.	A2	5.625	9/01/11	275	278,013
Pacific Gas & Electric Co.	Baa1	3.600	3/01/09	1,200	1,159,108
Pacific Gas & Electric Co.	Baa1	4.200	3/01/11	505	483,513
PacifiCorp., First Mortgage	A3	4.300	9/15/08	1,000	983,866
Progress Energy, Inc., Senior Notes	A2	4.500	6/01/10	705	685,383
Public Service Co. of Colorado, Collateral Trust, Ser. 14	A3	4.375	10/01/08	1,100	1,082,265
Puget Energy, Inc.	Baa2	3.363	6/01/08	750	729,154
Xcel Energy, Inc., Senior Notes	Baa1	3.400	7/01/08	620	601,848

					15,322,341

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	15

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Energy—Integrated 1.1%
Burlington Resources Finance Co. (Canada)	A2	6.400%	8/15/11	$470	$490,688
ConocoPhillips Co., Notes	A1	8.750	5/25/10	1,060	1,174,563
Marathon Oil Corp., Notes	Baa1	6.125	3/15/12	335	344,994
TNK-BP Finance SA (Luxembourg), 144A	Baa2	6.875	7/18/11	750	775,313

					2,785,558

Energy—Other 1.0%
Anadarko Petroleum Corp.	Baa2	5.760	9/15/09	1,100	1,104,486
Delek & Avner Yam Tethys Ltd. (Israel), 144A(f)	Baa3	5.326	8/01/13	391	380,413
Nabors Holdings 1 Ulc.	A3	4.875	8/15/09	240	236,211
Valero Energy Corp., Senior Notes	Baa3	3.500	4/01/09	1,000	960,318

					2,681,428

Food & Beverage 4.8%
Anheuser-Busch Cos., Inc.	A1	5.125	10/01/08	143	142,123
Bunge Ltd. Finance Corp.	Baa2	4.375	12/15/08	1,500	1,468,386
Cadbury Schweppes US Finance LLC, Notes, 144A	Baa2	3.875	10/01/08	895	871,623
Cargill, Inc., Notes, 144A	A2	3.625	3/04/09	500	482,923
Diageo Capital PLC (United Kingdom)	A3	4.375	5/03/10	275	267,488
Diageo Capital PLC (United Kingdom)	A3	5.125	1/30/12	540	533,256
Fred Meyer, Inc.	Baa2	7.450	3/01/08	1,600	1,634,639
HJ Heinz Co., Notes, 144A	Baa2	6.428	12/01/08	530	539,455
Kellogg Co., Notes, Ser. B	A3	6.600	4/01/11	805	844,204
Kraft Foods, Inc.	A3	4.000	10/01/08	1,175	1,149,186
Miller Brewing Co., 144A	Baa1	4.250	8/15/08	1,000	982,300
Pepsi Americas, Inc.	Baa1	5.625	5/31/11	285	286,885
SABmiller Plc., 144A (United Kingdom)	Baa1	6.200	7/01/11	650	665,296
Safeway, Inc.	Baa2	4.125	11/01/08	520	507,902
Safeway, Inc.	Baa2	4.950	8/16/10	780	765,273
Tricon Global Restaurants, Inc., Senior Notes	Baa2	7.650	5/15/08	500	514,002
Whitman Corp.	Baa1	6.375	5/01/09	895	910,536
Yum! Brands, Inc., Sr. Notes	Baa2	8.875	4/15/11	330	370,184

					12,935,661

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Foreign Government Bond 1.8%
Export-Import Bank of Korea (The) (South Korea), 144A	Aa3	4.125%	2/10/09	$1,530	$1,493,982
Korea Development Bank, Notes (South Korea)	A3	4.750	7/20/09	1,210	1,194,508
Pemex Project Funding Master Trust (Mexico)	BBB(c)	9.375	12/02/08	1,135	1,214,450
Pemex Project Funding Master Trust (Mexico)	Baa1	8.500	2/15/08	750	772,500
Pemex Project Funding Master Trust (Mexico)	Baa1	9.125	10/13/10	205	229,908

					4,905,348

Gaming 0.3%
MGM Mirage, Inc., Gtd. Notes	Ba2	6.000	10/01/09	700	698,250

Health Care & Pharmaceutical 3.9%
Abbott Laboratories	A1	5.600	5/15/11	1,400	1,419,334
Baxter Finco BV (Netherlands)	Baa1	4.750	10/15/10	830	814,214
Baxter International, Inc., Senior Unsec. Notes	Baa1	5.196	2/16/08	720	718,187
Boston Scientific Corp.	Baa3	6.000	6/15/11	1,320	1,332,222
Genentech, Inc.	A1	4.400	7/15/10	1,500	1,466,440
Hospira, Inc., Notes	Baa3	4.950	6/15/09	670	656,801
Medtronic, Inc., Ser. B, Sr. Notes	A1	4.375	9/15/10	1,100	1,067,241
Merck & Co., Inc.	Aa3	5.125	11/15/11	565	563,103
Quest Diagnostics, Inc.	Baa2	5.125	11/01/10	535	526,856
Wyeth	A3	4.375	3/01/08	730	722,338
Wyeth	A3	6.950	3/15/11	1,125	1,194,786

					10,481,522

Health Care Insurance 1.9%
Aetna, Inc.	A3	5.750	6/15/11	1,290	1,309,639
United Healthcare	A3	5.250	3/15/11	1,500	1,494,859
Wellpoint, Inc.	Baa1	5.000	1/15/11	1,330	1,313,770
Wellpoint, Inc., Notes	Baa1	4.250	12/15/09	1,000	972,039

					5,090,307

Insurance 3.0%
American International Group., Inc.	Aa2	4.700	10/01/10	2,000	1,965,183
Berkshire Hathaway Finance Corp.	Aaa	4.125	1/15/10	1,100	1,069,074

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	17

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Chubb Corp.	A2	5.472%	8/16/08	$1,370	$1,373,609
Hartford Financial Services Group,. Inc.	A2	5.250	10/15/11	405	404,101
ING Security Life Institutional Funding, 144A	Aa3	4.250	1/15/10	1,100	1,070,984
Marsh & McLennan Cos., Inc.	Baa2	3.625	2/15/08	500	489,193
Principal Life Income Funding Trust	Aa2	5.200	11/15/10	740	738,318
Progressive Corp. (The)	A1	6.375	1/15/12	875	913,169

					8,023,631

Lodging 0.4%
Royal Caribbean Cruises Ltd., Senior Notes (Liberia)	Ba1	8.000	5/15/10	1,000	1,061,384

Media & Entertainment 2.8%
AMFM, Inc.	Baa3	8.000	11/01/08	820	852,520
Intl. Speedway Corp.	Baa2	4.200	4/15/09	1,250	1,213,691
News America Holdings, Inc.	Baa2	7.375	10/17/08	875	902,959
Time Warner, Inc.	Baa2	5.500	11/15/11	380	379,028
Time Warner, Inc., Gtd. Notes(a)	Baa2	6.750	4/15/11	1,375	1,439,361
Viacom Inc.	Baa3	5.750	4/30/11	930	930,475
Viacom Inc.	Baa3	6.625	5/15/11	810	836,624
Walt Disney Co.	A3	5.700	7/15/11	830	844,536

					7,399,194

Metals 0.6%
Alcan Aluminum Ltd. (Canada)	Baa1	6.250	11/01/08	815	826,128
BHP Billiton Finance USA Ltd. (Australia)	A1	5.000	12/15/10	825	818,821

					1,644,949

Non Captive Finance 5.7%
American Express Credit Corp.	Aa3	5.000	12/02/10	1,100	1,092,666
Capital One Bank	A2	4.250	12/01/08	690	676,380
Capital One Financial Co.	A3	5.700	9/15/11	230	233,409
CIT Group, Inc.	A2	5.600	4/27/11	1,095	1,105,649
CIT Group, Inc., Senior Notes	A2	4.250	2/01/10	555	537,527
Countrywide Home Loans, Inc.	A3	4.125	9/15/09	500	485,593
General Electric Capital Corp.	Aaa	5.500	4/28/11	1,605	1,623,962
Household Finance Corp.	Aa3	4.125	11/16/09	1,300	1,263,880
HSBC Finance Corp.	Aa3	4.750	5/15/09	1,100	1,088,100

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

HSBC Finance Corp.	Aa3	4.750%	5/15/09	$1,265	$1,248,086
HSBC Finance Corp., M.T.N.	Aa3	4.125	3/11/08	805	794,283
International Lease Finance Corp.	A1	4.500	5/01/08	660	651,079
International Lease Finance Corp.	A1	4.750	7/01/09	700	691,447
International Lease Finance Corp.	A1	5.750	6/15/11	600	610,714
International Lease Finance Corp., Senior Notes	A1	5.000	4/15/10	860	850,519
International Lease Finance Corp., Unsub.	A1	3.500	4/01/09	30	28,858
Residential Capital Corp.	Baa3	6.000	2/22/11	870	868,354
Residential Capital Corp., Senior Unsec. Notes	Baa3	6.375	6/30/10	1,010	1,021,754
Xstrata Finance Canada, 144A	Baa2	5.500	11/16/11	335	334,919

					15,207,179

Non-Corporate 0.5%
Mexico Government International Bond (Mexico)	Baa1	6.0734	1/13/09	1,355	1,367,195

Paper 0.5%
International Paper Co.	Baa3	4.250	1/15/09	740	724,170
Weyerhaeuser Co.	Baa2	5.950	11/01/08	640	645,117

					1,369,287

Pipelines & Other 1.7%
Atmos Energy Corp., Notes	Baa3	4.000	10/15/09	620	596,440
Duke Energy Field Services LLC, Notes	Baa2	7.875	8/16/10	1,315	1,414,469
Enterprise Products Operating LP, Senior Notes	Baa3	4.625	10/15/09	920	900,757
Kinder Morgan Finance (Canada)	Baa2	5.350	1/05/11	295	287,719
ONEOK Partners LP	Baa2	5.900	4/01/12	600	606,822
Oneok, Inc., Senior Unsec. Notes	Baa2	5.510	2/16/08	880	879,375

					4,685,582

Railroads 1.5%
Burlington Northern Santa Fe Corp.	Baa1	5.900	7/01/12	445	455,665

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	19

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Burlington Northern Santa Fe Corp.	Baa1	6.750%	7/15/11	$705	$744,230
Canadian National Railway Co. (Canada)	A3	4.250	8/01/09	720	703,688
CSX Corp.	Baa2	4.875	11/01/09	300	296,710
CSX Corp.	Baa2	6.750	3/15/11	315	330,748
Norfolk Southern Corp.	Baa1	8.625	5/15/10	845	933,642
Union Pacific Corp.	Baa2	6.650	1/15/11	500	522,566

					3,987,249

Real Estate Investment Trust 3.2%
AvalonBay Communities, Inc.	Baa1	5.500	1/15/12	590	593,584
Brandywine Operating Partners	Baa3	5.750	4/01/12	585	589,016
BRE Properties, Inc., Senior Notes	Baa2	4.875	5/15/10	700	689,626
Duke Realty LP	Baa1	5.625	8/15/11	440	442,560
EOP Operating LP	Baa2	4.650	10/01/10	575	570,993
EOP Operating LP	Baa2	6.800	1/15/09	1,000	1,033,348
EOP Operating LP, Senior Notes	Baa2	6.750	2/15/08	700	711,168
Equity One, Inc., Gtd. Notes	Baa3	3.875	4/15/09	500	481,012
ERP Operating LP	Baa1	4.750	6/15/09	650	639,485
Mack-Cali Realty LP, Notes	Baa2	7.250	3/15/09	785	810,646
Nationwide Health Properties, Inc.	Baa3	6.500	7/15/11	240	245,212
Simon Property Group LP	A3	4.600	6/15/10	1,100	1,072,854
Simon Property Group LP	A3	5.600	9/01/11	365	367,941
Simon Property Group LP	A3	5.750	5/01/12	390	393,998

					8,641,443

Retail 1.0%
Federated Department Stores, Inc., Senior Notes	Baa1	6.625	9/01/08	1,300	1,321,141
JC Penney Co., Inc.	Baa3	7.375	8/15/08	300	307,214
JC Penney Co., Inc., Senior Unsec. Notes	Baa3	8.000	3/01/10	985	1,048,753

					2,677,108

Sovereign 1.2%
Republic of South Africa (South Africa)	Baa1	9.125	5/19/09	700	756,000
United Mexican States (Mexico)	Baa1	9.875	2/01/10	2,225	2,517,588

					3,273,588

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Technology 1.4%
Cisco Systems, Inc.	A1	5.250%	2/22/11	$610	$611,530
Fiserv, Inc.	Baa2	4.000	4/15/08	650	637,336
Jabil Circuit, Inc., Senior Notes	Baa3	5.875	7/15/10	785	779,445
Motorola, Inc., Senior Notes	Baa1	8.000	11/01/11	425	470,291
Oracle Corp.	A3	5.000	1/15/11	1,135	1,123,576

					3,622,178

Telecommunications 6.7%
AT&T Corp., Senior Notes	A2	7.300	11/15/11	325	351,870
BellSouth Corp., Notes	A2	4.200	9/15/09	1,545	1,501,951
Cingular Wireless Services, Inc., Notes	Baa1	8.125	5/01/12	415	466,986
Deutsche Telekom International Finance (Netherlands)	A3	8.000	6/15/10	2,495	2,701,667
GTE Corp.	Baa1	7.510	4/01/09	820	855,209
Koninklijke (Royal) KPN NV, Senior Unsub. Notes (Netherlands)	Baa2	8.000	10/01/10	575	620,416
SBC Communications, Inc.	A2	4.125	9/15/09	1,250	1,214,068
Sprint Capital Corp.	Baa3	6.125	11/15/08	750	758,864
Sprint Capital Corp.	Baa3	6.375	5/01/09	590	601,813
Telecom Italia Capital SA (Luxembourg)	Baa2	4.000	11/15/08	1,500	1,460,781
Telecom Italia Capital SA (Luxembourg)	Baa2	4.000	1/15/10	650	620,680
Telecom Italia Capital SA (Luxembourg)	Baa2	6.200	7/18/11	720	730,636
Telefonica Europe BV (Netherlands), Gtd.	Baa1	7.750	9/15/10	2,265	2,432,706
TELUS Corp., Notes (Canada)	Baa2	8.000	6/01/11	820	896,700
Verizon Global Funding Corp.	A3	5.350	2/15/11	500	500,810
Verizon Global Funding Corp.	A3	7.250	12/01/10	725	772,818
Vodafone Group PLC, (United Kingdom)	A3	5.500	6/15/11	630	631,600
Vodafone Group PLC, Senior Notes (United Kingdom)	A3	7.750	2/15/10	750	799,262

					17,918,837

Tobacco
Altria Group, Inc.	Baa1	5.625	11/04/08	30	30,101

Total corporate bonds (cost $199,853,838)					198,084,930

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	21

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

U.S. Treasury Obligations 1.2%
United States Treasury Notes		3.500%	2/15/10	$1,115	$1,075,801
United States Treasury Notes		4.500	11/30/11	2,295	2,274,561

Total U.S. treasury obligations (cost $3,375,151)					3,350,362

Total long-term investments (cost $228,617,128)					225,903,068

SHORT-TERM INVESTMENTS 14.7%

CORPORATE BONDS 14.7%

Automotive 0.4%
DaimlerChrysler North America Holding, Inc., M.T.N.(b)	Baa1	5.8331	9/10/07	980	982,124

Banking 0.2%
Popular North America, Inc., Notes	A3	5.200	12/12/07	670	667,779

Building Materials & Construction 0.3%
Masco Corp., 144A(b)	Baa1	5.6031	3/09/07	810	810,271

Cable 0.6%
Comcast Cable Communications, Inc.	Baa2	8.375	5/01/07	670	676,199
Cox Communications, Inc.	Baa3	5.910	12/14/07	830	833,463

					1,509,662

Capital Goods 0.6%
Aramark Services	Baa3	7.000	5/01/07	750	752,069
Cooper Cameron Corp., Senior Notes	Baa1	2.650	4/15/07	830	823,253

					1,575,322

Chemicals 0.3%
Dow Chemical Co.	A3	5.000	11/15/07	400	398,308
Potash Corp. of Saskatchewan, Inc. (Canada)	Baa1	7.125	6/15/07	500	503,535

					901,843

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Electrical Utilities 1.5%
DTE Energy Co.	Baa2	5.630%	8/16/07	$810	$810,253
FPL Group Capital, Inc.	A2	4.086	2/16/07	1,500	1,497,493
PPL Electric Utilities Corp.	A3	5.875	8/15/07	500	500,857
Tampa Electric Co.	Baa2	5.375	8/15/07	1,100	1,098,958

					3,907,561

Foreign Government Bond 0.4%
Pemex Project Funding Master Trust	Baa1	8.850	9/15/07	950	970,900

Gaming 0.7%
Harrah's Operating Co., Inc., Gtd. Notes	Baa3	7.125	6/01/07	1,920	1,929,005

Health Care Insurance 0.2%
Anthem, Inc.	Baa1	3.500	9/01/07	510	503,112

Insurance 0.3%
Unitrin Inc.	Baa1	5.750	7/01/07	910	910,681

Lodging 0.6%
Carnival Corp., Gtd. Notes (Panama)	A3	3.750	11/15/07	1,155	1,139,352
P & O Princess Cruises PLC	A3	7.300	6/01/07	440	443,088

					1,582,440

Non Captive Finance 2.8%
CIT Group, Inc., Senior Notes	A2	5.500	11/30/07	2,285	2,290,033
Countrywide Home Loans, Inc.	A3	4.250	12/19/07	1,930	1,909,440
General Motors Acceptance Corp., Notes	Ba1	6.125	2/01/07	3,205	3,205,727

					7,405,200

Paper 0.1%
Weyerhaeuser Co.	Baa2	6.125	3/15/07	203	203,144

Pipelines & Other 1.0%
Atmos Energy Corp.(b)	Baa3	5.7488	10/15/07	790	790,463
Enterprise Products Operating LP, Senior	Baa3	4.000	10/15/07	750	740,825

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	23

Portfolio of Investments

as of December 31, 2006 Cont’d.

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Panhandle Eastern Pipe Line Co., Senior	Baa3	2.750%	3/15/07	$1,000	$994,092
Sempra Energy, Senior Notes	Baa1	4.621	5/17/07	270	268,970

					2,794,350

Railroads 0.6%
Union Pacific Corp.	Baa2	5.750	10/15/07	700	700,380
Union Pacific Corp., M.T.N.	Baa2	6.790	11/09/07	1,000	1,009,627

					1,710,007

Real Estate Investment Trust 1.1%
Archstone-Smith Trust	Baa1	5.000	8/15/07	875	872,781
Duke Realty LP	Baa1	3.500	11/01/07	800	786,650
EOP Operating LP	Baa2	6.763	6/15/07	500	503,231
Shurgard Storage Centers, Inc.	A3	7.625	4/25/07	750	752,771

					2,915,433

Retail 0.6%
Gap, Inc. (The), Notes	Baa3	6.900	9/15/07	1,725	1,736,942

Technology 0.6%
Equifax, Inc., Notes	Baa1	4.950	11/01/07	290	287,986
Hewlett-Packard Co.	A3	5.500	7/01/07	500	500,547
Motorola, Inc., Notes	Baa1	4.608	11/16/07	750	744,979

					1,533,512

Telecommunications 1.8%
America Movil SA de CV (Mexico)(b)	A3	6.005	4/27/07	1,000	1,001,500
AT&T Wireless Services, Inc., Senior Notes	Baa1	7.500	5/01/07	400	402,422
British Telecom. PLC, Unsub. Notes (United Kingdom)	Baa1	7.000	5/23/07	950	954,354
CenturyTel Inc., Senior Notes	Baa2	4.628	5/15/07	1,000	996,444
TELUS Corp., Notes (Canada)	Baa2	7.500	6/01/07	1,488	1,499,012

					4,853,732

Total corporate bonds (cost $39,619,725)					39,403,020

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

	Shares	Value (Note 1)
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund—Taxable Money Market Series (cost $47,494; Note 3)(d)	47,494	$47,494

Total short-term investments (cost $39,667,219)		39,450,514

Total Investments 99.1% (cost $268,284,347; Note 5)		265,353,582
Other assets in excess of liabilities(g) 0.9%		2,416,072

Net Assets 100.0%		$267,769,654

*	The Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

The following abbreviations are used in the portfolio descriptions:

LP—Limited Partnership

LLC—Limited Liability Company

M.T.N.—Medium Term Note

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Segregated as collateral for financial futures contracts.
(b)	Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate in effect at December 31, 2006.
(c)	Standard & Poor’s rating.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(e)	Indicates a restricted security; the aggregate cost of such security is $805,662. The aggregate value of $810,713 is approximately 0.3% of net assets.
(f)	Indicates a security that has been deemed illiquid.
(g)	Other assets in excess of liabilities include net unrealized depreciation of financial futures contracts and a credit default swap agreement as follows:

Details of open financial futures contracts at December 31, 2006:

Number of Contracts	Type	Expiration Date	Current Value	Value at Trade Date	Unrealized Depreciation
	Long Positions
138	U.S. T-Notes 5 Yr	Mar. 07	$14,498,625	$14,579,402	$(80,777)
64	U.S. T-Notes 2 Yr	Mar. 07	13,058,000	13,100,120	(42,120)

					$(122,897)

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	25

Portfolio of Investments

as of December 31, 2006 Cont’d.

Details of the credit default swap agreements outstanding as of December 31, 2006:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Depreciation
Morgan Stanley Capital Services(1)	12/20/2009	$830	0.60%	RPM International, Inc.	$(8,075)

(1)	The Fund pays a fixed rate and receives par from the counterparty in the event that the underlying bond defaults.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2006 were as follows:

Commercial Mortgage Backed Securities	8.8%
Non Captive Finance	8.5
Telecommunications	8.5
Electrical Utilities	7.2
Brokerage	5.2
Food & Beverage	4.8
Capital Goods	4.4
Banking	4.3
Real Estate Investment Trust	4.3
Health Care & Pharmaceutical	3.9
Insurance	3.3
Automotive	2.8
Media & Entertainment	2.8
Cable	2.7
Pipelines & Others	2.7
Foreign Government Bond	2.2
Building Materials & Construction	2.1
Health Care Insurance	2.1
Railroads	2.1
Technology	2.0
Chemicals	1.8
Retail	1.6
Aerospace/Defense	1.4
Sovereign	1.2
U.S. Treasury Obligations	1.2
Energy—Integrated	1.1
Energy—Other	1.0
Gaming	1.0
Lodging	1.0
Consumer	0.7
Metals	0.6
Paper	0.6
Non-Corporate	0.5
Asset Backed Securities	0.4
Airlines	0.3

99.1
Other assets in excess of liabilities	0.9

100.0%

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Financial Statements

DECEMBER 31, 2006	ANNUAL REPORT

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

Statement of Assets and Liabilities

as of December 31, 2006

Assets
Investments at value:
Unaffiliated investments (cost $268,236,853)	$265,306,088
Affiliated investments (cost $47,494)	47,494
Dividends and interest receivable	3,392,221
Receivable for Fund shares sold	423,182
Receivable for investments sold	22,260
Prepaid expenses	5,676

Total assets	269,196,921

Liabilities
Payable for Fund shares repurchased	907,487
Accrued expenses	236,879
Management fee payable	91,845
Distribution fee payable	77,027
Dividends payable	55,189
Transfer agent fee payable	24,293
Deferred directors’ fees	13,705
Due to broker—variation margin	12,767
Unrealized depreciation on credit default swaps	8,075

Total liabilities	1,427,267

Net Assets	$267,769,654

Net assets were comprised of:
Common stock, at par	$248,695
Paid-in capital in excess of par	294,320,969

294,569,664
Overdistribution of net investment income	(43,221)
Accumulated net realized loss on investments and financial futures transactions	(23,696,628)
Net unrealized depreciation on investments	(3,060,161)

Net assets, December 31, 2006	$267,769,654

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($170,262,125 ÷ 15,819,320 shares of common stock issued and outstanding)	$10.76
Maximum sales charge (3.25% of offering price)	.36

Maximum offering price to public	$11.12

Class B
Net asset value, offering price and redemption price per share ($26,070,572 ÷ 2,422,732 shares of common stock issued and outstanding)	$10.76

Class C
Net asset value, offering price and redemption price per share ($26,738,991 ÷ 2,484,381 shares of common stock issued and outstanding)	$10.76

Class R
Net asset value, offering price and redemption price per share ($101,249 ÷ 9,408 shares of common stock issued and outstanding)	$10.76

Class Z
Net asset value, offering price and redemption price per share ($44,596,717 ÷ 4,133,715 shares of common stock issued and outstanding)	$10.79

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	29

Statement of Operations

Year Ended December 31, 2006

Net Investment Income
Income
Interest income	$14,412,378
Affiliated dividend income	133,228

Total income	14,545,606

Expenses
Management fee	1,225,863
Distribution fee—Class A	479,978
Distribution fee—Class B	346,186
Distribution fee—Class C	238,221
Distribution fee—Class R	332
Transfer agent’s fee and expenses (including affiliated expense of $346,600)	534,000
Custodian’s fees and expenses	110,000
Reports to shareholders	93,000
Registration fees	70,000
Legal fees and expenses	30,000
Audit fee	23,000
Directors’ fees	17,000
Insurance	11,000
Miscellaneous	13,884

Total expenses	3,192,464

Net investment income	11,353,142

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized loss on:
Investment transactions	(1,964,454)
Financial futures transactions	(469,087)
Credit default swap	(1,269)

(2,434,810)

Net change in unrealized appreciation (depreciation) on:
Investments	2,634,360
Financial futures contracts	(229,027)
Credit default swap	(9,548)

2,395,785

Net loss on investments	(39,025)

Net Increase In Net Assets Resulting From Operations	$11,314,117

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Decrease In Net Assets
Operations:
Net investment income	$11,353,142	$12,434,024
Net realized loss on investments	(2,434,810)	(1,902,972)
Net change in unrealized appreciation (depreciation) on investments	2,395,785	(8,101,993)

Net increase in net assets resulting from operations	11,314,117	2,429,059

Dividends from net investment income (Note 1)
Class A	(8,747,327)	(9,518,863)
Class B	(1,314,663)	(1,937,370)
Class C	(1,286,310)	(1,868,922)
Class R	(2,907)	(117)
Class Z	(2,309,045)	(2,873,067)

	(13,660,252)	(16,198,339)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	53,136,628	111,663,963
Net asset value of shares issued in reinvestment of dividends	10,963,589	12,626,044
Cost of shares reacquired	(140,996,190)	(137,793,977)

Net decrease in net assets from Fund share transactions	(76,895,973)	(13,503,970)

Total decrease	(79,242,108)	(27,273,250)

Net Assets:
Beginning of year	347,011,762	374,285,012

End of year	$267,769,654	$347,011,762 (a)

(a) Includes undistributed net investment income of:	$—	$31,335

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	31

Notes to Financial Statements

Dryden Short-Term Bond Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios—the Dryden Ultra Short Bond Portfolio and the Dryden Short-Term Corporate Bond Fund (the “Portfolio”). The financial statements of the other portfolio are not presented herein. The Portfolio’s investment objective is high current income consistent with the preservation of principal. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in bonds of corporations with maturities of six years or less. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it

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does business; the cost of the investment; the size of the holding and capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2006 there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in more than sixty days are valued at current market quotations. Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	33

Notes to Financial Statements

Cont’d

Swaps: The Fund may enter into swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (Market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Fund’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

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Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax paying entity. It is the Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement on behalf of the Portfolio with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, PIM is obligated to keep certain books and records of the Portfolio. PI pays for the services of PIM, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and bookkeeping costs of the Portfolio. The Portfolio bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Portfolio.

The Portfolio has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, and Class Z shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class A, Class B, Class C, and Class R shares pursuant to plans of distribution, (the “Class A, B, C, and R Plans”), regardless of

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	35

Notes to Financial Statements

Cont’d

expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Portfolio.

Pursuant to the Class A, B, C, and R Plans, the Portfolio compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1%, and .75 of 1% of the average daily net assets of the Class A, B, C, and R shares, respectively. For the year ended December 31, 2006, PIMS contractually agreed to limit such fees to .25 of 1%, .75 of 1%, and .50 of 1% of the average daily net assets of the Class A shares, Class C, and Class R shares, respectively.

PIMS has advised the Portfolio that it received approximately $76,200 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Portfolio that for the year ended December 31, 2006, it received approximately $53,000 and $2,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Portfolio did not borrow any amounts pursuant to the SCA during the year ended December 31, 2006.

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolio pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2006, the Portfolio incurred approximately $123,100 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Portfolio invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2006, the Portfolio earned income of $133,228 from the Series by investing its excess cash.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2006, aggregated $184,316,320 and $262,076,559, respectively. United States government securities represent $91,357,845 and $93,116,812 of those purchases and sales, respectively.

Note 5. Distributions and Tax Information

In order to present overdistribution of net investment income and accumulated net realized loss on investments and financial futures transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments and financial futures transactions. For the year ended December 31, 2006, the adjustments were to increase accumulated net realized loss on investments and financial futures transactions and decrease overdistribution of net investment income by $2,232,554 due to the difference in the treatment of accreting market discount and premium amortization between financial and tax reporting and other book to tax transactions. Net investment income, net realized loss and net assets were not affected by this change.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	37

Notes to Financial Statements

Cont’d

For the years ended December 31, 2006 and 2005, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets of $13,660,252 and $16,198,339, respectively, were from ordinary income.

For federal income tax purposes, the Portfolio had a capital loss carryforward at December 31, 2006 of approximately $20,318,000 of which $1,537,000 expires in 2007, $1,933,000 expires in 2008, $3,635,000 expires in 2010, $5,362,000 expires in 2013 and $7,851,000 expires in 2014. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

In addition, as of December 31, 2006, the Fund elected to treat post-October capital losses of approximately $841,000 incurred in the two month period ended December 31, 2006 as having been incurred in the following fiscal year.

The United States federal income tax basis of the Portfolio’s investments and the net unrealized depreciation as of December 31, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$270,944,706	$606,819	$(6,197,943)	$(5,591,124)	$(6,498)	$(5,597,622)

The difference between book and tax basis was primarily attributable to deferred losses on wash sales and the differences in the treatment of accreting market discount and premium amortization for book and tax purposes. Other cost basis adjustments are attributable to unrealized depreciation on swaps.

Note 6. Capital

The Portfolio offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. All investors who purchased Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 3% which decreases by 1% annually to 1% in the third and fourth years and 0% in the fifth year. Class C shares are sold with a contingent

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deferred sales charge (CDSC) of 1% during the first twelve months. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 312.5 million authorized shares of $.01 par value common stock, divided into five classes for each portfolio, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 62,500,000 authorized shares for each portfolio. As of December 31, 2006, 244 shares of Class R were owned by Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2006:
Shares sold	3,427,889	$36,812,498
Shares issued in reinvestment of dividends	638,345	6,852,562
Shares reacquired	(8,433,559)	(90,325,329)

Net increase (decrease) in shares outstanding before conversion	(4,367,325)	(46,660,269)
Shares issued upon conversion from Class B	475,989	5,123,430

Net increase (decrease) in shares outstanding	(3,891,336)	$(41,536,839)

Year ended December 31, 2005:
Shares sold	7,867,273	$86,803,584
Shares issued in reinvestment of dividends	646,162	7,094,593
Shares reacquired	(6,013,331)	(66,031,890)

Net increase (decrease) in shares outstanding before conversion	2,500,104	27,866,287
Shares issued upon conversion from Class B	440,390	4,839,816

Net increase (decrease) in shares outstanding	2,940,494	$32,706,103

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	39

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended December 31, 2006:
Shares sold	187,800	$2,009,972
Shares issued in reinvestment of dividends	94,998	1,019,689
Shares reacquired	(1,239,660)	(13,316,243)

Net increase (decrease) in shares outstanding before conversion	(956,862)	(10,286,582)
Shares reacquired upon conversion into Class A	(475,989)	(5,123,430)

Net increase (decrease) in shares outstanding	(1,432,851)	$(15,410,012)

Year ended December 31, 2005:
Shares sold	506,702	$5,585,008
Shares issued in reinvestment of dividends	132,920	1,460,951
Shares reacquired	(1,532,857)	(16,840,563)

Net increase (decrease) in shares outstanding before conversion	(893,235)	(9,794,604)
Shares reacquired upon conversion into Class A	(440,506)	(4,839,816)

Net increase (decrease) in shares outstanding	(1,333,741)	$(14,634,420)

Class C
Year ended December 31, 2006:
Shares sold	241,066	$2,587,433
Shares issued in reinvestment of dividends	84,723	909,613
Shares reacquired	(1,376,467)	(14,781,267)

Net increase (decrease) in shares outstanding	(1,050,678)	$(11,284,221)

Year ended December 31, 2005:
Shares sold	399,353	$4,405,889
Shares issued in reinvestment of dividends	121,525	1,335,971
Shares reacquired	(1,821,194)	(20,032,757)

Net increase (decrease) in shares outstanding	(1,300,316)	$(14,290,897)

Class R
Year ended December 31, 2006:
Shares sold	10,709	$114,380
Shares issued in reinvestment of dividends	13	138
Shares reacquired	(1,636)	(17,542)

Net increase (decrease) in shares outstanding	9,086	$96,976

Year ended December 31, 2005:
Shares sold	87	$945
Shares issued in reinvestment of dividends	11	118
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	98	$1,063

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Class Z	Shares	Amount
Year ended December 31, 2006:
Shares sold	1,080,929	$11,612,345
Shares issued in reinvestment of dividends	202,691	2,181,587
Shares reacquired	(2,094,401)	(22,555,809)

Net increase (decrease) in shares outstanding	(810,781)	$(8,761,877)

Year ended December 31, 2005:
Shares sold	1,348,677	$14,868,537
Shares issued in reinvestment of dividends	248,093	2,734,411
Shares reacquired	(3,158,389)	(34,888,767)

Net increase (decrease) in shares outstanding	(1,561,619)	$(17,285,819)

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	41

Financial Highlights

Class A
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.82

Income (loss) from investment operations:
Net investment income	.41
Net realized and unrealized gain (loss) on investment transactions	.02

Total from investment operations	.43

Less Distributions:
Dividends from net investment income	(.49)

Net asset value, end of year	$10.76

Total Return(a):	4.03%
Ratios/Supplemental Data:
Net assets, end of year (000)	$170,262
Average net assets (000)	$191,991
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.94%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	3.80%
For Class A, B, C R and Z shares:
Portfolio turnover rate	61%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2005	2004	2003	2002

$11.23	$11.52	$11.51	$11.35

.39	.38	.42	.50
(.29)	(.15)	.13	.23

.10	.23	.55	.73

(.51)	(.52)	(.54)	(.57)

$10.82	$11.23	$11.52	$11.51

.86%	2.01%	4.83%	6.69%

$213,359	$188,404	$125,479	$100,436
$209,594	$153,543	$113,360	$91,136

.92%	.92%	.92%	1.01%
.67%	.67%	.67%	.76%
3.51%	3.05%	3.57%	4.50%

73%	55%	64%	92%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	43

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.82

Income (loss) from investment operations:
Net investment income	.33
Net realized and unrealized gain (loss) on investment transactions	.02

Total from investment operations	.35

Less Distributions:
Dividends from net investment income	(.41)

Net asset value, end of year	$10.76

Total Return(a):	3.26%
Ratios/Supplemental Data:
Net assets, end of year (000)	$26,071
Average net assets (000)	$34,619
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.69%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	3.05%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2005	2004	2003	2002

$11.23	$11.52	$11.51	$11.35

.28	.30	.33	.43
(.27)	(.16)	.13	.22

.01	.14	.46	.65

(.42)	(.43)	(.45)	(.49)

$10.82	$11.23	$11.52	$11.51

.09%	1.25%	4.05%	5.90%

$41,733	$58,297	$65,486	$54,335
$51,250	$63,694	$65,683	$39,427

1.67%	1.67%	1.67%	1.76%
.67%	.67%	.67%	.76%
2.76%	2.70%	2.82%	3.72%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	45

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.82

Income (loss) from investment operations:
Net investment income	.35
Net realized and unrealized gain (loss) on investment transactions	.02

Total from investment operations	.37

Less Distributions:
Dividends from net investment income	(.43)

Net asset value, end of year	$10.76

Total Return(a):	3.51%
Ratios/Supplemental Data:
Net assets, end of year (000)	$26,739
Average net assets (000)	$31,763
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.44%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	3.30%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets of the Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2005	2004	2003	2002

$11.23	$11.52	$11.51	$11.35

.31	.33	.36	.45
(.27)	(.16)	.13	.23

.04	.17	.49	.68

(.45)	(.46)	(.48)	(.52)

$10.82	$11.23	$11.52	$11.51

.34%	1.50%	4.31%	6.16%

$38,264	$54,320	$64,852	$39,581
$46,358	$60,026	$63,277	$31,593

1.42%	1.42%	1.42%	1.51%
.67%	.67%	.67%	.76%
3.01%	2.96%	3.07%	4.00%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	47

Financial Highlights

Cont’d

	Class R
	Year Ended December 31,		May 17, 2004(a) through December 31, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.82	$11.23	$11.28

Income from investment operations:
Net investment income	.38	.39	.24
Net realized and unrealized gain (loss) on investment transactions	.02	(.32)	.09

Total from investment operations	.40	.07	.33

Less Distributions:
Dividends from net investment income	(.46)	(.48)	(.38)

Net asset value, end of period	$10.76	$10.82	$11.23

Total Return(b):	3.78%	.63%	2.92%
Ratios/Supplemental Data:
Net assets, end of period	$101,249	$3,483	$2,515
Average net assets	$66,423	$2,703	$1,601
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.19%	1.17%	1.17	%(d)
Expenses, excluding distribution and service (12b-1) fees	.69%	.67%	.67	%(d)
Net investment income	3.58%	3.29%	.99	%(d)

(a)	Commencement of operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns for the periods of less than one full year are not annualized.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets of the Class R shares.
(d)	Annualized.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.85

Income (loss) from investment operations:
Net investment income	.43
Net realized and unrealized gain (loss) on investment transactions	.03

Total from investment operations	.46

Less Distributions:
Dividends from net investment income	(.52)

Net asset value, end of year	$10.79

Total Return(a):	4.29%
Ratios/Supplemental Data:
Net assets, end of year (000)	$44,597
Average net assets (000)	$48,027
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.69%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	4.05%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

50	Visit our website at www.jennisondryden.com

Class Z
Year Ended December 31,
2005	2004	2003	2002

$11.26	$11.55	$11.53	$11.37

.41	.41	.46	.52
(.28)	(.15)	.13	.24

.13	.26	.59	.76

(.54)	(.55)	(.57)	(.60)

$10.85	$11.26	$11.55	$11.53

1.12%	2.27%	5.18%	6.95%

$53,652	$73,263	$60,471	$32,988
$60,056	$63,698	$53,992	$31,894

.67%	.67%	.67%	.76%
.67%	.67%	.67%	.76%
3.76%	3.44%	3.81%	4.73%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Short-Term Bond Fund, Inc./Dryden Short Term Corporate Bond Fund

We have audited the accompanying statement of assets and liabilities of Dryden Short-Term Corporate Bond Fund of the Dryden Short-Term Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2007

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Federal Income Tax Information

(unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2006) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal year ended December 31, 2006, the Fund paid dividends for Class A, Class B, Class C, Class R and Class Z shares totaling $.488, $.407, $.433, $.461 and $.516 per share, of ordinary income, which is taxable as such, respectively.

Further, we wish to advise you that none of the ordinary income dividends paid in the fiscal year ended December 31, 2006 qualified for the corporate dividend received deduction available to corporate taxpayers. Only Funds that invest in U.S. equity securities are entitled to pass through a corporate dividends received deduction.

The Fund intends to designate 100% of the ordinary income dividends as qualified interest income under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS 1099 DIV or substitute Form 1099, as to the Federal tax status of the distributions received by you in calendar year 2006.

For more details regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	53

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden Short-Term Bond Fund, Inc.—Dryden Short-Term Corporate Bond Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 2003(3) Oversees 72 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1993(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

54	Visit our website at www.jennisondryden.com

Robin B. Smith (67), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 154 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	55

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

56	Visit our website at www.jennisondryden.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund	57

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	0.65%	2.98%	4.51%	—
Class B	0.28	2.89	4.17	—
Class C	2.52	3.15	4.30	—
Class R	3.78	N/A	N/A	2.79% (5/17/04)
Class Z	4.29	3.94	5.12	—

Average Annual Total Returns (Without Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	4.03%	3.66%	4.85%	—
Class B	3.26	2.89	4.17	—
Class C	3.51	3.15	4.30	—
Class R	3.78	N/A	N/A	2.79% (5/17/04)
Class Z	4.29	3.94	5.12	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund (Class A shares) with a similar investment in the Lehman Brothers 1–5 Year U.S. Credit Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers 1–5 Year U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives a broad look at how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of debt funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 3.25% for Class A shares and a 12b-1 fee of up to 0.30% annually. Under certain circumstances, Class A shares may not be subject to a 1% contingent deferred sales charge (CDSC). Class B shares are subject to a declining CDSC of 3%, 2%, 1%, and 1%, for the first four years, respectively, after purchase and a 12b-1 fee of 1% annually. Approximately five years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase and a 12b-1 fee of up to 1% annually. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge.

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie, Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Short-Term Bond Fund, Inc./Dryden Short-Term Corporate Bond Fund
Share Class	A	B	C	R	Z
NASDAQ	PBSMX	PSMBX	PIFCX	PBSMX	PIFZX
CUSIP	26248R602	26248R701	26248R800	26248R875	26248R883

MF140E      IFS-A129856      Ed. 02/2006

Dryden Short-Term Bond Fund, Inc.

Dryden Ultra Short Bond Fund

DECEMBER 31, 2006	ANNUAL REPORT

FUND TYPE

Debt

OBJECTIVE

Current income consistent with low volatility of principal

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

February 16, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden Ultra Short Bond Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund is to seek current income consistent with low volatility of principal. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852.

Cumulative Total Returns as of 12/31/06
	One Year	Since Inception[1]
Class A	4.38%	8.88%
Class B	4.69	6.99
Class C	3.97	6.88
Class R	4.36	7.93
Class Y	4.08	7.74
Class Z	4.63	9.88
Merrill Lynch 1-Year U.S. Treasury Note Index[2]	4.32	**
Lipper Ultra-Short Obligations Funds Avg.[3]	4.57	***

Average Annual Total Returns[4] as of 12/31/06
	One Year	Since Inception[1]
Class A	3.38%	2.29%
Class B	–0.31	1.33
Class C	2.97	1.82
Class R	4.36	3.04
Class Y	4.08	2.01
Class Z	4.63	2.54
Merrill Lynch 1-Year U.S. Treasury Note Index[2]	4.32	**
Lipper Ultra-Short Obligations Funds Avg.[3]	4.57	***

Dividends and Yields as of 12/31/06
	Total Dividends Paid for 12 Months	30-Day SEC Yield
Class A	$0.35	4.41%
Class B	$0.37	4.65
Class C	$0.30	3.90
Class R	$0.35	1.03
Class Y	$0.31	4.17
Class Z	$0.37	4.66

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R, Class Y, and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class Y, Class Z, 4/2/03; Class B, 4/16/03; Class C, 4/27/03; and Class R, 6/14/04.

2The Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index that comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding originally issued two-year Treasury note that matures closest to one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The Index gives a broad look at how bonds have performed.

3The Lipper Ultra-Short Obligations Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Ultra-Short Obligations Funds category for the periods noted. Funds in the Lipper Average invest primarily in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class R, and Class Y shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.75%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Y shares may be eligible to convert to Class A shares. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Merrill Lynch 1-Year U.S. Treasury Note Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

**Merrill Lynch 1-Year U.S. Treasury Note Index Closest Month-End to Inception cumulative total returns are 9.14% for Class A, Class Y, and Class Z, 9.02% for Class B and Class C, and 7.86% for Class R. Merrill Lynch 1-Year U.S. Treasury Note Index Closest Month-End to Inception average annual total returns are 2.31% for Class A, Class Y, and Class Z, 2.33% for Class B and Class C, and 2.88% for Class R.

***Lipper Average Closest Month-End to Inception cumulative total returns are 9.75% for Class A, Class B, Class C, Class Y, and Class Z, and 8.29% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 2.51% for Class A, Class B, Class C, Class Y, and Class Z, and 3.13% for Class R.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 12/31/06
LB—UBS Commercial Mortgage Trust, Ser. 2003-C3, Class A1, 2.599%, 05/15/27	4.2%
Federal National Mortgage Association, 4.00%, 07/01/10	3.9
Government National Mortgage Association, 6.00%, 10/15/33	3.5
Government National Mortgage Association, 5.50%, 05/15/33	3.4
Federal National Mortgage Association, 4.54%, 03/01/33	2.7

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/06
U.S. Government & Agency		21.5%
Aaa		27.9
Aa		2.5
A		12.6
Baa		29.3
Not Rated		7.1
Total Investments		100.9
Liabilities in excess of other assets	-	0.9
Net Assets		100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

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Investment Subadviser’s Report

Prudential Investment Management, Inc.

Fund well served by its highly diversified portfolio of bonds

In the vernacular of the U.S. fixed income markets, 2006 was a banner year for “spread product,” which are bonds that yield more than comparable Treasury securities because they carry some degree of credit risk whereas Treasury securities are backed by the full faith and credit of the federal government. The spread is the difference between their yields and yields on Treasury securities, hence the spread product moniker. Included in this category are bonds backed by residential or commercial mortgages, corporate bonds, and asset-backed securities among others. Money from around the world flowed into the U.S. bond market in search of assets with attractive yields, helping spread product outperform comparable Treasury securities in 2006.

In this investment environment, it was important to maintain a well-diversified portfolio to provide a competitive yield and minimize risk. The Fund had some exposure to Treasury securities, but the bulk of its holdings were in high-quality mortgage-backed securities, commercial mortgage-backed securities, corporate bonds, and asset-backed securities. This helped the cumulative total returns of the Fund’s Class A, Class B, Class R, and Class Z shares perform better than the Merrill Lynch 1-Year U.S. Treasury Note Index (the benchmark Index). The cumulative total returns of the Class C and Class Y shares lagged the Index as their operating expenses are higher than those of the other share classes.

Market conditions got better after Fed halted rate hikes

The investment environment for U.S. fixed income securities improved in 2006. In the first half of the year, the Federal Reserve (the Fed) increased the target for the federal funds rate on overnight loans between banks four times. This was part of its latest effort to slow economic growth and pull down inflation without triggering a recession. The total rate increase from 4.25% to 5.25% along with concern that persistent inflation might lead the Fed to continue tightening monetary policy at times put upward pressure on bond yields, causing bond prices to fall as bond prices move inversely to yields. But in the second half of the year, the Fed left short-term rates unchanged as economic growth, which had begun to slow in the spring of 2006, continued to moderate in the second half of the year. There was even speculation that the Fed would have to cut short-term rates in 2007 to reinvigorate the economy. From time to time, this expectation of lower rates put downward pressure on bond yields, which boosts bond prices.

Corporate profitability proved resilient

Even though the economy lost steam, it remained healthy enough to support strong corporate earnings growth that benefited the investment-grade corporate bond

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	5

Investment Subadviser’s Report (continued)

market. We favored short-term corporate bonds in the BBB rating category and crossover corporate bonds, which carry an investment-grade rating from one rating agency and a speculative-grade rating from another rating agency. We believe that the credit quality of many of these debt securities is improving.

Some sectors of the corporate bond market performed particularly well. For example, airline bonds gained in value because carriers benefited from a drop in fuel costs and increased passenger traffic that enabled them to boost ticket prices. The Fund held Continental Airlines Enhanced Equipment Trust Certificates, which give investors a claim on an airplane if the carrier declares bankruptcy.

Merger boom pressured certain sectors of corporate bond market

One of the most important developments in the corporate bond market was an increase in mergers and acquisitions (M&As), leveraged buyouts (LBOs), and other deals that are generally not in the best interest of bondholders. Many private equity and LBO funds were eagerly looking for opportunities to put large amounts of money to work in gaming, retailing, and other sectors of the corporate bond market. The gaming sector came under pressure when Harrah’s Entertainment, Inc. unexpectedly became the target of an LBO that will require it to take on new debt to help pay for the transaction. However, this development had little impact on the price of Harrah’s Operating Co. bonds held by the Fund because these short-term bonds are scheduled to mature at 100% of their face value in 2007. The Fund also held real estate investment trusts (REITs) such as Shurgard Storage Centers, which performed well as REITs often have covenants that provide compensation to bondholders if a REIT becomes the target of a takeover.

Trimmed corporate bond exposure, added asset-backed bonds

The Fund’s exposure to corporate bonds declined because we reinvested some of the proceeds from maturing corporate bonds into high-quality asset-backed securities, which are created by banks and other lenders as a way to more efficiently fund their operations. We continued to favor securities whose underlying collateral was high quality, floating-rate home equity loans or floating-rate credit cards. These asset-backed securities provided more attractive yields than comparable money market securities and they are very liquid.

Careful selection of mortgage-backed securities aided Fund

Mortgage-backed securities performed well in 2006, particularly as the market continued to attract strong demand from institutional investors outside of the United States. We tried to carefully select securities backed by pools of residential mortgages with characteristics more likely to generate favorable cash flows than the more

6	Visit our website at www.jennisondryden.com

generic mortgage pool. Emphasizing these types of mortgage-backed securities improved the Fund’s total return.

Focus on high-quality commercial mortgage-backed bonds

Commercial mortgage-backed securities provided another means of diversifying the Fund away from corporate bonds because they are backed by pools of mortgages on apartment buildings, shopping centers, or other commercial real estate properties. Underwriting standards in the booming commercial mortgage-backed securities market have loosened. Therefore, we favored so-called “super senior” bonds rated AAA with strong structural protection, where by the bulk of the underlying mortgage collateral would have to default before the bonds are affected.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2006, at the beginning of the period, and held through the six-month period ended December 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses

8	Visit our website at www.jenisondryden.com

you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Short-Term Bond Fund, Inc./ Dryden Ultra Short Bond Fund		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,026.10	1.10%	$5.62
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Class B	Actual	$1,000.00	$1,028.40	0.85%	$4.35
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

Class C	Actual	$1,000.00	$1,024.10	1.60%	$8.16
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class R	Actual	$1,000.00	$1,025.70	1.35%	$6.89
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

Class Y	Actual	$1,000.00	$1,023.20	1.35%	$6.88
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

Class Z	Actual	$1,000.00	$1,028.10	0.85%	$4.35
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2006 (to reflect the six-month period).

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	9

This Page Intentionally Left Blank

Schedule of Investments

as of December 31, 2006

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 93.8%

ASSET BACKED SECURITIES 17.2%
American Express Credit Account Master Trust, Ser. 2004-4, Class C, 144A(c)	Baa2	5.82%	03/15/12	$900	$904,922
American Express Credit Account Master Trust, Ser. 2004-C, Class C, 144A(c)	Baa2	5.85	02/15/12	276	276,656
Citigroup Mortgage Loan Trust, Inc. Ser. 2006-WFH3, Class A2(c)	Aaa	5.45	10/25/36	1,000	1,000,014
Countrywide Asset Backed, Ser. 2004-7, Class 2AV3(c)(d)	Aaa	5.88	02/25/35	1,000	1,005,659
Countrywide Asset Backed, Ser. 2006-S6 , Class A1(c)	Aaa	5.43	03/25/34	932	931,583
First Franklin Mortgage Loan Trust, Ser. 2006-FF13, Class A2B(c)	Aaa	5.42	10/25/36	1,000	1,000,014
Greenpoint Manufactured Housing, Ser. 2000-6, Class A2(c)	Aaa	5.64	09/22/23	481	480,266
Master Asset Backed Securities Trust, Ser. 2006-WMC3, Class A3(c)	Aaa	5.42	08/25/36	1,000	1,000,014
MBNA Master Credit Card Trust, Ser. 2000-H, Class C(c)	BBB(b)	6.55	01/15/13	500	515,171
Morgan Stanley Asset Backed Securities Capital I, Ser. 2006- HE6, Class A2B(c)	Aaa	5.42	09/25/36	1,000	1,000,014
Nationstar Home Equity Loan Trust, Ser. 2006-B, Class AV2(c)	Aaa	5.48	09/25/36	1,000	1,000,014
Residential Asset Mortgage Products, Inc., Ser. 2006-RZ4, Class A1(c)	Aaa	5.41	10/25/36	946	945,618

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	11

Schedule of Investments

as of December 31, 2006 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Vanderbilt Mortgage Finance, Ser. 2002-B, Class A3	Aaa	4.70%	10/07/18	$512	$508,507

Total asset backed securities					10,568,452

COLLATERALIZED MORTGAGE OBLIGATIONS 5.3%
Merrill Lynch Mortgage Investors, Inc., Ser. 2003-C, Class A1(c)	Aaa	5.68	06/25/28	923	926,845
Merrill Lynch Mortgage Investors, Inc., Ser. 2003-E, Class A1(c)(d)	Aaa	5.66	10/25/28	1,040	1,041,004
Structured Asset Securities Corp., Ser. 2002-1A, Class 2A1(c)	Aaa	6.716	02/25/32	430	428,342
Washington Mutual, Inc., Ser. 2003-AR6, Class A1(c)	Aaa	4.3376	06/25/33	857	853,427

Total collateralized mortgage obligations					3,249,618

COMMERCIAL MORTGAGE BACKED SECURITIES 8.2%
Banc of America Commercial Mortgage, Inc., Ser. 2003-2, Class A1	AAA(b)	3.411	03/11/41	1,118	1,092,132
Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2000-WF1, Class A1	AAA(b)	7.64	02/15/32	569	579,442
GS Mortgage Securities Corp. II, Ser. 1998-C1, Class B	AAA(b)	6.97	10/18/30	750	766,854
LB-UBS Commercial Mortgage Trust, Ser. 2003-C3, Class A1	Aaa	2.599	05/15/27	2,634	2,561,918

Total commercial mortgage backed securities					5,000,346

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

CORPORATE BONDS 41.6%

Airlines 0.1%
Continental Airlines Inc., Pass-thru Certs., Ser. 00-2	Baa3	7.487%	10/02/10	$80	$84,560

Automotive 1.2%
DaimlerChrysler North America Holding, Inc., M.T.N.(c)	Baa1	5.8331	09/10/07	500	501,084
Johnson Controls, Inc.(c)	Baa1	5.6037	01/17/08	230	230,349

					731,433

Banking 2.8%
J.P. Morgan Chase & Co., Notes, M.T.N.(c)	Aa3	5.45	12/02/08	1,500	1,501,046
Popular North America Inc., Notes	A3	5.20	12/12/07	230	229,238

					1,730,284

Brokerage 0.7%
Bear Stearns Cos., Inc.	A1	2.875	07/02/08	445	429,927

Building Materials & Construction 1.5%
Masco Corp., 144A(c)	Baa1	5.6031	03/09/07	900	900,301

Cable 0.8%
Cox Communications, Inc.(c)	Baa3	5.91	12/14/07	510	512,128

Capital Goods 2.1%
Cooper Cameron Corp., Sr. Notes	Baa1	2.65	04/15/07	970	962,116
ERAC USA Finance Co., Gtd. Notes, 144A	Baa1	7.35	06/15/08	300	307,509

					1,269,625

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	13

Schedule of Investments

as of December 31, 2006 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Chemicals 2.4%
ICI Wilmington, Inc., Gtd. Notes,	Baa3	4.375%	12/01/08	$1,000	$981,188
Potash Corp. of Saskatchewan, Inc., Notes (Canada)	Baa1	7.125	06/15/07	500	503,535

					1,484,723

Electric 3.4%
FPL Group Capital, Inc., Notes	A2	4.086	02/16/07	500	499,164
Pacific Gas & Electric Co., First Mtge.	Baa1	3.60	03/01/09	500	482,962
PacifiCorp., First Mtge.	A3	4.30	09/15/08	600	590,320
Public Service Co. of Colorado, Collateral Trust, Ser. 14	A3	4.375	10/01/08	500	491,939

					2,064,385

Energy—Integrated 0.7%
Conocophil AU, Gtd. Notes(c)	A1	5.468	04/09/09	450	450,358

Energy—Other 2.5%
Anadarko Petroleum Corp.(c)	Baa2	5.76	09/15/09	290	291,183
Ocean Energy, Inc., Gtd. Notes	Baa3	4.375	10/01/07	1,240	1,230,264

					1,521,447

Foods 3.8%
Cargill, Inc., 144A	A2	3.625	03/04/09	580	560,190
Diageo Capital Plc , Notes (United Kingdom)	A3	3.50	11/19/07	1,000	984,706
Fred Meyer, Inc.	Baa2	7.45	03/01/08	250	255,412
Miller Brewing Co., 144A	Baa1	4.25	08/15/08	500	491,150

					2,291,458

Gaming 1.4%
Harrah’s Operating, Inc., Gtd. Notes	Baa3	7.125	06/01/07	850	853,987

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Health Care & Insurance 0.4%
Wellpoint, Inc., Notes	Baa1	4.25%	12/15/09	$270	$262,451

Health Care & Pharmaceutical 1.0%
Anthem, Inc., Notes	Baa1	3.50	09/01/07	400	394,598
Hospira, Inc., Notes	Baa3	4.95	06/15/09	190	186,257

					580,855

Insurance 0.6%
Hartford Financial Services Group	A2	5.55	08/16/08	350	351,382

Lodging 2.1%
Carnival Corp., Gtd. Notes (Panama)	A3	3.75	11/15/07	1,000	986,451
P & O Princess, Notes (United Kingdom)	A3	7.30	06/01/07	330	332,316

					1,318,767

Media & Entertainment 0.7%
Chancellor Media Corp.	Baa3	8.00	11/01/08	420	436,657

Pipelines & Other 2.7%
Atmos Energy Corp.(c)	Baa3	5.7488	10/15/07	560	560,328
Enterprise Products Operating LP, Sr. Notes	Baa3	4.00	10/15/07	300	296,330
Oneok, Inc., Sr. Unsecured Notes	Baa2	5.51	02/16/08	320	319,773
Panhandle Eastern Pipe Line Co., Sr. Notes	Baa3	2.75	03/15/07	500	497,046

					1,673,477

Railroads 2.1%
CSX Corp., Notes	Baa2	7.45	05/01/07	865	870,328
Union Pacific Corp., Notes	Baa2	5.75	10/15/07	400	400,217

					1,270,545

Real Estate Investment Trust 2.5%
Archstone-Smith Trust, Notes	Baa1	5.00	08/15/07	845	842,857
Mack-Cali Realty LP, Notes	Baa2	7.25	03/15/09	189	195,175
Shurgard Storage Centers, Inc., Notes	A3	7.625	04/25/07	500	501,847

					1,539,879

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	15

Schedule of Investments

as of December 31, 2006 Cont’d.

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Retail 1.1%
May Department Stores Co., Notes(a)	Baa1	3.95%	07/15/07	$685	$678,338

Technology 0.5%
Motorola, Inc., Notes	Baa1	4.608	11/16/07	310	307,925

Telecommunications 4.5%
Deutsche Telekom International Fin.(Germany)	A3	8.00	06/15/10	305	330,264
Telecom Italia Capital (Luxembourg)	Baa2	4.00	11/15/08	250	243,464
Telus Corp., Notes (Canada)	Baa2	7.50	06/01/07	1,215	1,223,991
Verizon Global Funding Corp., Notes	A3	6.125	06/15/07	1,000	1,002,525

					2,800,244

Total corporate bonds					25,545,136

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES 20.8%
Federal National Mortgage Association		4.00	07/01/10	2,462	2,387,455
Federal National Mortgage Association		6.50	06/01/16	284	290,826
Federal National Mortgage Association(c)		4.715	12/01/32	635	638,770
Federal National Mortgage Association(c)		4.955	12/01/32	766	764,230
Federal National Mortgage Association(c)		4.457	02/01/33	1,622	1,641,476
Federal National Mortgage Association(c)		4.54	03/01/33	1,682	1,681,547
Federal National Mortgage Association(c)		4.919	07/01/33	851	847,915
Government National Mortgage Association		5.50	05/15/33	2,106	2,099,139
Government National Mortgage Association		7.00	07/15/33	242	249,537
Government National Mortgage Association		6.00	10/15/33	2,139	2,171,734

Total U.S. government agency mortgage backed securities					12,772,629

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

U.S. GOVERNMENT SECURITIES 0.7%
United States Treasury Note		4.50%	11/30/11	$445	$441,037

Total long-term investments (cost $58,527,616)					57,577,218

SHORT-TERM INVESTMENTS 7.1%				Shares

Affiliated Money Market Mutual Fund 7.1%
Dryden Core Investment Fund - Taxable Money Market Series (cost $4,309,744)(e)				4,309,744	4,309,744

Total short-term investments (cost $4,309,744)					4,309,744

Total Investments 100.9% (cost $62,837,360; Note 5)					61,886,962
Liabilities in excess of other assets(f) (0.9%)					(540,522)

Net Assets 100.0%					$61,346,440

*	The Fund’s current prospectus contains a description of Moody’s and Standard & Poor’s ratings.

LP—Limited Partnership

MTN—Medium Term Note

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	17

Schedule of Investments

as of December 31, 2006 Cont’d.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Segregated as collateral for financial futures contracts.
(b)	Standard & Poor’s rating.
(c)	Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate at December 31, 2006.
(d)	Indicates a security that has been deemed illiquid
(e)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(f)	Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

Open future contracts outstanding at December 31, 2006:

Number of Contracts	Type	Expiration Date	Value at December 31, 2006	Value at Trade Date	Unrealized Appreciation
	Short Positions:
57	U.S. Treasury 2 Yr. Notes	Mar. 2007	$11,629,781	$11,675,076	$45,295
27	U.S. Treasury 5 Yr. Notes	Mar. 2007	2,836,688	2,855,930	19,242

					$64,537

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2006 were as follows:

U.S. Government Agency Mortgage Backed Securities	20.8%
Asset Backed Securities	17.2
Commercial Mortgage Backed Securities	8.2
Affiliated Money Market Mutual Fund	7.1
Collateralized Mortgage Obligations	5.3
Telecommunications	4.5
Foods	3.8
Electrical	3.4
Banking	2.8
Pipelines & Others	2.7
Real Estate Investment Trust	2.5
Energy—Other	2.5
Chemicals	2.4
Railroads	2.1
Lodging	2.1
Capital Goods	2.1
Building Materials & Construction	1.5
Gaming	1.4
Automotive	1.2
Retail	1.1
Health Care & Insurance	1.1
Cable	0.8
U.S. Government Securities	0.7
Media & Entertainment	0.7
Energy—Integrated	0.7
Brokerage	0.7
Insurance	0.6
Technology	0.5
Health Care & Pharmaceutical	0.3
Airlines	0.1

100.9
Liabilities in excess of other assets	(0.9)

100.0%

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	19

Statement of Assets and Liabilities

as of December 31, 2006

Assets
Investments, at value:
Unaffiliated investments (cost $58,527,616)	$57,577,218
Affiliated investments (cost $4,309,744)	4,309,744
Cash	12,908
Dividends and interest receivable	315,713
Receivable for Fund shares sold	5,069
Due from broker for variation margin	6,141
Prepaid expenses	1,469

Total assets	62,228,262

Liabilities
Payable for Fund shares reacquired	456,178
Accrued expenses	371,406
Management fee payable	21,485
Distribution fee payable	16,113
Dividends payable	8,894
Transfer agent’s fee payable	5,652
Deferred directors’ fees	2,094

Total liabilities	881,822

Net Assets	$61,346,440

Net assets were comprised of:
Common stock, at par	$6,318
Paid-in capital in excess of par	72,395,473

72,401,791
Undistributed net investment income	20,459
Accumulated net realized loss on investments	(10,189,949)
Net unrealized depreciation on investments	(885,861)

Net assets December 31, 2006	$61,346,440

See Notes to Financial Statements.

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Class A
Net asset value, offering price and redemption price per share
($3,406,655 ÷ 350,725 shares of common stock issued and outstanding)	$9.71

Class B
Net asset value, offering price and redemption price per share
($1,503,070 ÷ 154,681 shares of common stock issued and outstanding)	$9.72

Class C
Net asset value, offering price and redemption price per share
($410,757 ÷ 42,266 shares of common stock issued and outstanding)	$9.72

Class R
Net asset value, offering price and redemption price per share
($2,488 ÷ 256.1 shares of common stock issued and outstanding)	$9.71

Class Y
Net asset value, offering price and redemption price per share
($34,793,660 ÷ 3,584,377 shares of common stock issued and outstanding)	$9.71

Class Z
Net asset value, offering price and redemption price per share
($21,229,810 ÷ 2,186,151 shares of common stock issued and outstanding)	$9.71

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	21

Statement of Operations

Year Ended December 31, 2006

Net Investment Income
Income
Unaffiliated interest	$3,180,274
Affiliated dividend income	446,119

Total income	3,626,393

Expenses
Management fee	410,355
Distribution fee—Class A	11,353
Distribution fee—Class C	2,993
Distribution fee—Class R	12
Distribution fee—Class Y	259,613
Transfer agent’s fee and expenses (including affiliated expense of $40,000)	74,000
Custodian’s fees and expenses	82,000
Registration fees	73,000
Reports to shareholders	48,000
Legal fees and expenses	25,000
Audit fee	23,000
Directors’ fees	13,000
Insurance	8,000
Miscellaneous	20,724

Total expenses	1,051,050

Less: Management fee waiver (Note 2)	(82,071)

Net expenses	968,979

Net investment income	2,657,414

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(279,389)
Financial futures transactions	172,357

(107,032)

Net change in unrealized appreciation (depreciation) on:
Investments	765,596
Financial futures contracts	69,276

834,872

Net gain on investments	727,840

Net Increase In Net Assets Resulting From Operations	$3,385,254

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,657,414	$3,628,316
Net realized gain (loss) on investment transactions	(107,032)	117,375
Net change in unrealized appreciation (depreciation) on investments	834,872	(628,122)

Net increase in net assets resulting from operations	3,385,254	3,117,569

Dividends from net investment income (Note 1)
Class A	(160,270)	(256,060)
Class B	(68,249)	(55,497)
Class C	(12,373)	(11,986)
Class R	(88)	(66)
Class Y	(1,636,967)	(2,754,537)
Class Z	(898,152)	(946,255)

	(2,776,099)	(4,024,401)

Fund share transactions (Net of share conversions) (Note 4)
Net proceeds from shares sold	14,403,413	27,473,530
Net asset value of shares issued to shareholders in reinvestment of dividends	2,386,349	3,467,124
Cost of shares reacquired	(63,363,175)	(134,880,869)

Net decrease in net assets from Fund share transactions	(46,573,413)	(103,940,215)

Total decrease	(45,964,258)	(104,847,047)

Net Assets
Beginning of year	107,310,698	212,157,745

End of year (a)	$61,346,440	$107,310,698

(a) Includes undistributed net investment income of:	$20,459	$68,381

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	23

Notes to Financial Statements

Dryden Short-Term Bond Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios—Dryden Ultra Short Bond Fund (the “Portfolio”) and the Dryden Short-Term Corporate Bond Fund. The financial statements of the other portfolio are not presented herein. The Portfolio commenced operations on April 2, 2003.

The Portfolio’s investment objective is high current income consistent with the preservation of principal. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in bonds of corporations with maturities of six years or less. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the

24	Visit our website at www.jennisondryden.com

fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2006 there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in more than sixty days are valued at current market quotations. Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	25

Notes to Financial Statements

Cont’d

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Fund’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax paying entity. It is the Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

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Note 2. Agreements

The Fund has a management agreement on behalf of the Portfolio with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, PIM is obligated to keep certain books and records of the Portfolio. PI pays for the services of PIM, the cost of compensation of officers of the Portfolio, occupancy and certain clerical and bookkeeping costs of the Portfolio. The Portfolio bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50 of 1% of average daily net assets up to $1 billion and .45 of 1% of average daily net assets in excess of $1 billion. PI has agreed to voluntarily waive a portion of the Portfolio’s management fee, which amounted to $82,071. Such amount represents .10 of 1% of the Portfolio’s average daily net assets, or $.01 per share. The Portfolio is not required to reimburse PI for such waiver. The effective management fee rate was .50% before the waiver and .40% after the waiver.

The Portfolio has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Y and Class Z shares of the Portfolio Class Z shares of the Fund. The Portfolio compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R, and Class Y shares, pursuant to plans of distribution (the ‘Class A, B, C, R and Y Plans’), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Portfolio.

Pursuant to the Class A, B, C, R and Y Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B, C, R and Class Y shares, respectively. For the year ended December 31, 2006, PIMS contractually agreed to limit such fees to .25 of 1%, .75 of 1%, .50 of 1%, and .50 of 1% of the average daily net assets of the Class A, C, R and Y shares respectively. Such expenses under the Plans were .25 of 1%, 0%, .75 of 1%, .50 of 1% and .50 of 1% of average daily net assets for Class A, Class B, Class C, Class R and Class Y, respectively.

PIMS has advised the Portfolio that for the year ended December 31, 2006, it received approximately $5,000 in contingent deferred sales charges imposed upon redemptions by certain Class B shareholders.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	27

Notes to Financial Statements

Cont’d

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolio pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2006, the Portfolio incurred approximately $9,400 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Portfolio invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

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Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2006, aggregated $14,860,202 and $63,535,934, respectively. United States government securities represent $5,547,412 and $9,538,677 of these purchases and sales, respectively.

Note 5. Tax Information

In order to present undistributed net investment income and accumulated net realized loss on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments. For the year ended December 31, 2006, the adjustments were to increase undistributed net investment income and accumulated realized loss on investments by $70,763, due to the reclassification of paydown losses and the difference in the treatment of market discount accretion and premium amortization between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

For the years ended December 31, 2006 and 2005, the tax character of dividends paid, as reflected in the Statements of Changes in Net Assets of $2,776,099 and $4,024,401, respectively, was ordinary income. As of December 31, 2006, the accumulated undistributed ordinary income on a tax basis was $22,552.

The United States federal income tax basis of the Portfolio’s investments and the net unrealized depreciation as of December 31, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$63,130,488	$27,544	$(1,271,070)	$(1,243,526)

The difference between book and tax basis was primarily attributable to differences in the treatment of discount amortization for book and tax purposes.

For federal income tax purposes, the Portfolio had a capital loss carryforward at December 31, 2006 of approximately $9,645,000 of which $930,000 expires in 2011, $3,245,000 expires in 2012, $3,999,000 expires in 2013 and $1,471,000 expires in 2014. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

In addition, the Portfolio elected to treat post-October capital losses of approximately $187,000 incurred in the two month period ended December 31, 2006 as having been incurred in the following fiscal year.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	29

Notes to Financial Statements

Cont’d

Note 6. Capital

The Portfolio offers Class A, Class B, Class C Class R, Class Y and Class Z shares. Class B shares are sold with a contingent deferred sales charge (CDSC) which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months from the dates of purchase. Class Y shares convert to Class A when the value of an investors account in Class Y shares reach $1 million or more. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class A shares may be subject to a CDSC of 1%. Class R, Class Y and Class Z shares are not subject to any sales or redemption charge. Class Z is offered exclusively for sale to a limited group of investors.

There are 281.25 million authorized shares, $.001 par value common stock, divided into six classes, which consists of 31,250,000 authorized shares of each Class A, Class B, Class C, Class R and Class Z common stock and 125,000,000 shares of Class Y. As of December 31, 2006, Prudential owned 256 shares of Class R.

Class A	Shares	Amount
Year ended December 31, 2006:
Shares sold	214,543	$2,071,790
Shares issued in reinvestment of dividends	12,974	125,478
Shares reacquired	(621,663)	(6,009,341)

Net increase (decrease) in shares outstanding before conversion	(394,146)	(3,812,073)
Shares issued upon conversion from Class B and Y	117,344	1,136,883

Net increase (decrease) in shares outstanding	(276,802)	$(2,675,190)

Year ended December 31, 2005:
Shares sold	154,663	$1,497,556
Shares issued in reinvestment of dividends	16,076	155,364
Shares reacquired	(1,466,430)	(14,177,623)

Net increase (decrease) in shares outstanding before conversion	(1,295,691)	(12,524,703)
Shares issued upon conversion from Class B and Class Y	161,724	1,559,630

Net increase (decrease) in shares outstanding	(1,133,967)	$(10,965,073)

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Class B	Shares	Amount
Year ended December 31, 2006:
Shares sold	1,301	$12,553
Shares issued in reinvestment of dividends	3,110	30,093
Shares reacquired	(59,773)	(578,147)

Net increase (decrease) in shares outstanding before conversion	(55,362)	(535,501)
Shares redeemed upon conversion to Class A	(11,972)	(115,828)

Net increase (decrease) in shares outstanding	(67,334)	$(651,329)

Year ended December 31, 2005:
Shares sold	42,875	$414,224
Shares issued in reinvestment of dividends	3,695	35,706
Shares reacquired	(158,979)	(1,536,765)

Net increase (decrease) in shares outstanding before conversion	(112,409)	(1,086,835)
Shares redeemed upon conversion to Class A	(26,696)	(258,160)

Net increase (decrease) in shares outstanding	(139,105)	$(1,344,995)

Class C
Year ended December 31, 2006:
Shares sold	5,181	$50,052
Shares issued in reinvestment of dividends	825	7,981
Shares reacquired	(7,950)	(76,747)

Net increase (decrease) in shares outstanding	(1,944)	$(18,714)

Year ended December 31, 2005:
Shares sold	27,512	$266,041
Shares issued in reinvestment of dividends	1,115	10,775
Shares reacquired	(48,279)	(467,068)

Net increase (decrease) in shares outstanding	(19,652)	$(190,252)

Class Y
Year ended December 31, 2006:
Shares sold	188,334	$1,818,865
Shares issued in reinvestment of distributions	137,516	1,328,796
Shares reacquired	(4,439,624)	(42,872,031)

Net increase (decrease) in shares outstanding before conversion	(4,113,774)	(39,724,370)
Shares redeemed upon conversion to Class A	(105,481)	(1,021,055)

Net increase (decrease) in shares outstanding	(4,219,255)	$(40,745,425)

Year ended December 31, 2005:
Shares sold	1,510,782	$14,603,426
Shares issued in reinvestment of dividends	240,105	2,318,351
Shares reacquired	(9,382,761)	(90,625,519)

Net increase (decrease) in shares outstanding before conversion	(7,631,874)	(73,703,742)
Shares redeemed upon conversion to Class A	(135,007)	(1,301,470)

Net increase (decrease) in shares outstanding	(7,766,881)	$(75,005,212)

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	31

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Year ended December 31, 2006:
Shares sold	1,082,214	$10,450,153
Shares issued in reinvestment of dividends	92,409	894,001
Shares reacquired	(1,430,254)	(13,826,909)

Net increase (decrease) in shares outstanding	(255,631)	$(2,482,755)

Year ended December 31, 2005:
Shares sold	1,105,889	$10,692,283
Shares issued in reinvestment of dividends	98,029	946,928
Shares reacquired	(2,905,153)	(28,073,894)

Net increase (decrease) in shares outstanding	(1,701,235)	$(16,434,683)

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

(Unaudited)

DECEMBER 31, 2006	ANNUAL REPORT

Dryden Short-Term Bond Fund, Inc.

Dryden Ultra Short Bond Fund

Financial Highlights

Class A
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.64

Income from investment operations:
Net investment income(b)	.35
Net realized and unrealized gain (loss) on investment transactions	.07

Total from investment operations	.42

Less Distributions:
Dividends from net investment income	(.35)

Net asset value, end of period	$9.71

Total Investment Return(d):	4.38%
Ratios/Supplemental Data(e):
Net assets, end of period (000)	$3,407
Average net assets (000)	$4,541
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.10%
Expenses, excluding distribution and service (12b-1) fees	.85%
Net investment income	3.38%
For Class A, B, C, R, Y and Z shares:
Portfolio turnover rate	20%

(a)	Commencement of offering of Class A shares.
(b)	Net of management fee waiver.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods of less than one full year is not annualized.
(e)	The manager of the Fund has voluntarily agreed to waive a portion of the management fee. If the manager had not waived expenses, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.20%, .95% and 3.28%, respectively, for year ended December 31, 2006, 1.15%, .90% and 2.27%, respectively, for the year ended December 31, 2005 1.02%, .77% and 1.95%, respectively for the year ended December 31, 2004 and 1.08%, .83% and 1.24%, respectively, for the period ended December 31, 2003.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(g)	Ratios presented above have been annualized from the date of the first subscription which occurred on April 2, 2003.
(h)	Not Annualized.

See Notes to Financial Statements.

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Class A
Year Ended December 31,		April 2, 2003(a) through December 31, 2003
2005	2004

$9.69	$9.89	$10.00

.24	.10	.11	(c)
(.02)	.01	(.02)

.22	.11	.09

(.27)	(.31)	(.20)

$9.64	$9.69	$9.89

2.27%	1.10%	.89%

$6,049	$17,071	$61,342
$9,571	$40,749	$67,777

.98%	.78%	.78	%(g)
.73%	.53%	.53	%(g)
2.44%	2.19%	1.54	%(g)

13%	19%	19	%(h)

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	35

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.64

Income from investment operations:
Net investment income(b)	.37
Net realized and unrealized gain (loss) on investment transactions	.08

Total from investment operations	.45

Less Distributions:
Dividends from net investment income	(.37)

Net asset value, end of period	$9.72

Total Investment Return(d):	4.69%
Ratios/Supplemental Data(e):
Net assets, end of period (000)	$1,503
Average net assets (000)	$1,837
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.85%
Expenses, excluding distribution and service (12b-1) fees	.85%
Net investment income	3.63%

(a)	Commencement of offering of Class B shares.
(b)	Net of management fee waiver.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods of less than one full year is not annualized.
(e)	The manager of the Fund has voluntarily agreed to waive a portion of the management fee. If the manager had not waived expenses, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be .95%, .95% and 3.53%, respectively, for year ended December 31, 2006, 1.90%, .90% and 1.54%, respectively, for the year ended December 31, 2005 1.77%, .77% and .30%, respectively for the year ended December 31, 2004 and 1.84%, .84% and .52%, respectively, for the period ended December 31, 2003.
(f)	Ratios presented above have been annualized from the date of the first subscription which occurred on April 16, 2003.

See Notes to Financial Statements.

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Class B
Year Ended December 31,		April 16, 2003(a) through December 31, 2003
2005	2004

$9.70	$9.90	$10.00

.17	.04	.06	(c)
(.03)	(.01)	(.02)

.14	.03	.04

(.20)	(.23)	(.14)

$9.64	$9.70	$9.90

1.41%	.34%	.44%

$2,141	$3,502	$4,054
$2,828	$3,829	$3,041

1.73%	1.53%	1.54	%(f)
.73%	.53%	.54	%(f)
1.71%	.54%	.83	%(f)

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	37

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.64

Income from investment operations:
Net investment income(b)	.30
Net realized and unrealized gain (loss) on investment transactions	.08

Total from investment operations	.38

Less Distributions:
Dividends from net investment income	(.30)

Net asset value, end of period	$9.72

Total Investment Return(d):	3.97%
Ratios/Supplemental Data(e):
Net assets, end of period (000)	$411
Average net assets (000)	$399
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.60%
Expenses, excluding distribution and service (12b-1) fees	.85%
Net investment income	2.88%

(a)	Commencement of offering of Class C shares.
(b)	Net of management fee waiver.
(c)	Calculated based upon weighted average shares outstanding during the period.
(d)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods of less than one full year is not annualized.
(e)	The manager of the Fund has voluntarily agreed to waive a portion of the management fee. If the manager had not waived expenses, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.70%, .95% and 2.78%, respectively, for year ended December 31, 2006, 1.65%, .90% and 1.80%, respectively, for the year ended December 31, 2005 1.52%, .77% and .99%, respectively, for the year ended December 31, 2004 and 1.60%, .85% and .76%, respectively, for the period ended December 31, 2003.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets of the Class C shares.
(g)	Ratios presented above have been annualized from the date of the first subscription which occurred on April 27, 2003.
(h)	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

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Class C
Year Ended December 31,			April 27, 2003(a) through December 31, 2003
2005	2004

$9.70	$9.90		$10.00

.19	.06		.07	(c)
(.03)	(.00	)(h)	(.02)

.16	.06		.05

(.22)	(.26)		(.15)

$9.64	$9.70		$9.90

1.66%	.60%		.51%

$426	$619		$1,333
$540	$909		$699

1.48%	1.28%		1.30	%(g)
.73%	.53%		.55	%(g)
1.97%	1.23%		1.09	%(g)

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	39

Financial Highlights

Cont’d

Class R
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.64

Income from investment operations:
Net investment income (loss)(b)	.35
Net realized and unrealized gain (loss) on investment transactions	.07

Total from investment operations	.42

Less Distributions:
Dividends from net investment income	(.35)

Net asset value, end of period	$9.71

Total Investment Return(c):	4.36%
Ratios/Supplemental Data(d):
Net assets, end of period(e)	$2,488
Average net assets(e)	$2,477
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.35%
Expenses, excluding distribution and service (12b-1) fees	.85%
Net investment income (loss)	3.37%

(a)	Commencement of offering of Class R shares.
(b)	Net of management fee waiver.
(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods of less than one full year is not annualized.
(d)	The manager of the Fund has voluntarily agreed to waive a portion of the management fee. If the manager had not waived expenses, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.45%, .95% and 3.27%, respectively, for year ended December 31, 2006, 1.40%, .90% and 2.21%, respectively, for the year ended December 31, 2005 and 1.27%, .77% and (2.52)%, respectively, for the period ended December 31, 2004.
(e)	Figure is actual and not rounded to the nearest thousand.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets of the Class R shares.
(g)	Ratios presented above have been annualized from the date of the first subscription which occurred on June 14, 2004.

See Notes to Financial Statements.

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Class R
Year Ended December 31, 2005	June 14, 2004(a) through December 31, 2004

$9.69	$9.77

.23	(.01)
(.02)	.12

.21	.11

(.26)	(.19)

$9.64	$9.69

2.18%	1.21%

$2,469	$2,482
$2,475	$1,576

1.23%	1.03	%(g)
.73%	.53	%(g)
2.38%	(2.28	)%(g)

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	41

Financial Highlights

Cont’d

Class Y
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.63

Income (loss) from investment operations:
Net investment income(b)	.31
Net realized and unrealized gain (loss) on investment transactions	.08

Total from investment operations	.39

Less Distributions:
Dividends from net investment income	(.31)

Net asset value, end of period	$9.71

Total Investment Return(d):	4.08%
Ratios/Supplemental Data(e):
Net assets, end of period (000)	$34,794
Average net assets (000)	$51,923
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.35%
Expenses, excluding distribution and service (12b-1) fees	.85%
Net investment income	3.05%

(a)	Commencement of offering of Class Y shares.
(b)	Net of management fee waiver.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods of less than one full year is not annualized.
(e)	The manager of the Fund has voluntarily agreed to waive a portion of the management fee. If the manager had not waived expenses, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.45%, .95% and 2.95%, respectively, for year ended December 31, 2006, 1.40%, .90% and 2.03%, respectively, for the year ended December 31, 2005 1.27%, .77% and 1.21%, respectively, for the year ended December 31, 2004 and 1.33%, .83% and .98%, respectively, for the period ended December 31, 2003.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets of the Class Y shares.
(g)	Ratios presented above have been annualized from the date of the first subscription which occurred on April 2, 2003.

See Notes to Financial Statements.

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Class Y
Year Ended December 31,		April 2, 2003(a) through December 31, 2003
2005	2004

$9.69	$9.89	$10.00

.21	.09	.09	(c)
(.03)	(.01)	(.02)

.18	.08	.07

(.24)	(.28)	(.18)

$9.63	$9.69	$9.89

1.91%	.84%	.73%

$75,162	$150,816	$289,021
$112,139	$220,088	$280,580

1.23%	1.03%	1.03	%(g)
.73%	.53%	.53	%(g)
2.20%	1.45%	1.28	%(g)

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	43

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.64

Income (loss) from investment operations:
Net investment income(b)	.37
Net realized and unrealized gain (loss) on investment transactions	.07

Total from investment operations	.44

Less Distributions:
Dividends from net investment income	(.37)

Net asset value, end of period	$9.71

Total Return(d):	4.63%
Ratios/Supplemental Data(e):
Net assets, end of period (000)	$21,230
Average net assets (000)	$23,369
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.85%
Expenses, excluding distribution and service (12b-1) fees	.85%
Net investment income	3.61%

(a)	Commencement of offering of Class Z shares.
(b)	Net of management fee waiver.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods of less than one full year is not annualized.
(e)	The manager of the Fund has voluntarily agreed to waive a portion of the management fee. If the manager had not waived expenses, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be .95%, .95% and 3.51%, respectively, for year ended December 31, 2006, .90%, .90% and 2.54%, respectively, for the year ended December 31, 2005 .77%, .77% and 1.32%, respectively for the year ended December 31, 2004 and .83%, .83% and 1.51%, respectively, for the period ended December 31, 2003.
(f)	Ratios presented above have been annualized from the date of the first subscription which occurred on April 2, 2003.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,		April 2, 2003(a) through December 31, 2003
2005	2004

$9.69	$9.89	$10.00

.27	.14	.13	(c)
(.03)	(.01)	(.02)

.24	.13	.11

(.29)	(.33)	(.22)

$9.64	$9.69	$9.89

2.54%	1.35%	1.06%

$23,530	$40,147	$48,193
$31,912	$44,429	$45,037

.73%	.53%	.53	%(f)
.73%	.53%	.53	%(f)
2.71%	1.56%	1.81	%(f)

See Notes to Financial Statements.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Short-Term Bond Fund, Inc.—Dryden Ultra Short Bond Fund

We have audited the accompanying statement of assets and liabilities of Dryden Short-Term Bond Fund, Inc.—Dryden Ultra Short Bond Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dryden Short-Term Bond Fund, Inc.—Dryden Ultra Short Bond Fund as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2007

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2006) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended December 31, 2006, the Fund paid dividends of $.35 for Class A, $.37 for Class B, $.30 for Class C, $.35 for Class R, $.31 for Class Y and $.37 for Class Z shares of ordinary income, which is taxable as such.

Further, we wish to advise you that none of the ordinary income dividends paid in the fiscal year ended December 31, 2006 qualified for the corporate dividend received deduction available to corporate taxpayers. Only Funds that invest in U.S. equity securities are entitled to pass through a corporate dividends received deduction.

The Fund intends to designate 100% of the ordinary income dividends as interest-related dividends under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS 1099 DIV or substitute Form 1099, as to the Federal tax status of the distributions received by you in calendar year 2006.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	47

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden Short-Term Bond Fund, Inc.—Dryden Ultra Short Bond Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 2003(3) Oversees 72 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1993(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

48	Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (63), Director since 1996(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 154 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	49

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

50	Visit our website at www.jennisondryden.com

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund	51

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/06
	One Year	Since Inception
Class A	3.38%	2.29%
Class B	–0.31	1.33
Class C	2.97	1.82
Class R	4.36	3.04
Class Y	4.08	2.01
Class Z	4.63	2.54

Average Annual Total Returns (Without Sales Charges) as of 12/31/06
	One Year	Since Inception
Class A	4.38%	2.29%
Class B	4.69	1.84
Class C	3.97	1.82
Class R	4.36	3.04
Class Y	4.08	2.01
Class Z	4.63	2.54

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Y, and Z, 4/2/03; Class B, 4/16/03; Class C, 4/27/03; and Class R, 6/14/04.

The graph compares a $10,000 investment in the Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund (Class A shares) with a similar investment in the Merrill Lynch 1-Year U.S. Treasury Note Index by portraying the initial account values at the commencement of operations of Class A shares (April 2, 2003) and the account values at the end of the current fiscal year (December 31, 2006) as measured on a quarterly basis. The Merrill Lynch 1-Year U.S. Treasury Note Index data is measured from the closest month-end to inception date (March 31, 2003), and not from the Fund’s actual inception date.

For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, Y, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a management fee waiver, and the distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index that comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding originally issued two-year treasury note that matures closest to one year from the rebalancing date. The Index gives a broad look at how bonds have performed. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of debt funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Without the management fee waiver, and the distribution and service (12b-1) fee waiver of 0.05%, 0.25%, 0.25% and 0.25% for Class A, C, R, and Y shares, respectively, the returns for these classes would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, for the first six years respectively, after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase and a 12b-1 fee of 1.00% annually. Class R shares are subject to a 12b-1 fee of 0.75% annually. Class Y shares are subject to a 12b-1 fee of 0.75% annually. Under certain circumstances, Class Y shares may be eligible to convert to Class A shares. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie, Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund
Share Class	A	B	C	R	Y	Z
NASDAQ	PDUAX	N/A	N/A	N/A	PDUYX	PDUZX
CUSIP	26248R107	26248R206	26248R305	26249P100	26248R503	26248R404

MF193E    IFS-A129853    Ed. 02/2007

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2006 and December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $44,200 and $44,200, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. For the fiscal year ended December 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $1,826 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

■	Federal, state and local income tax compliance; and,

■	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $49,174, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Short-Term Bond Fund, Inc.

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 23, 2007

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2007

*	Print the name and title of each signing officer under his or her signature.